United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21757

American Independence Funds Trust

(Exact name of registrant as specified in charter)

75 Virginia Road, Box 14, North White Plains, NY 10603

(Address of principal executive offices) (Zip code)

Darlene DeRemer, President, 75 Virginia Road, Box 14, North White Plains, NY 10603

(Name and address of agent for service)

with a copy to:

Jon Rand, Esq.

Dechert LLP

1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code: (646) 747-3477

Date of fiscal year end: 10/31/2017

Date of reporting period: 10/31/2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

American Independence Funds Trust

Annual Report - October 31, 2017

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	3

Schedule of Investments
American Independence Hillcrest Small Cap Value Fund	19
American Independence JAForlines Global Tactical Allocation Fund	22
American Independence Kansas Tax-Exempt Bond Fund	24
American Independence Carret Core Plus Fund	31
American Independence U.S. Inflation-Protected Fund	35

Statements of Assets and Liabilities	37
Statements of Operations	39
Statements of Changes in Net Assets	41
Financial Highlights	46
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	62

Additional Fund Information
Portfolio Summaries	63
Table of Shareholder Expenses	64
Other Tax Information	66
Approval of Advisory and Sub-Advisory Agreements	67
Trustees and Officers	68

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

Availability of Quarterly Portfolio Holdings. The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

American Independence Funds

President’s Letter to Shareholders

Dear Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the year ended October 31, 2017.

This year, the U.S. Federal Reserve Bank raised interest rates for the third time since the Financial Crisis, with many observers anticipating another increase coming in December. With investment gains in recent years sometimes attributed to low interest rates and unconventional monetary policies, it is worth noting that stock and bond markets have remained strong and taken the less-accommodating news with relative calm.

Though the Fed’s rate tightening and slimming of its balance sheet might be expected to precede an economic slowdown, the election of the 45th President spurred a rally in U.S. stocks on expectations for fiscal stimulus, tax reform, and deregulation. The financial and industrial sectors were significant beneficiaries of the incoming administration early in the year, even as investment strategists have used the phrase “Trump Trade” to describe price changes–both buying and selling–in different sectors and industries in 2017.

Stock markets outside of the United States continued to rally, supported by a strong global economy and a weakened U.S. dollar. Continued negotiations over the United Kingdom’s exit from the European Union have been mostly well-received by financial markets, with expectations for a “soft Brexit”– the notion that the U.K. may retain certain features of membership in the European Union market–underpinned by Prime Minister Theresa May’s June failure to increase her Conservative Party’s parliamentary majority.

In May, Emmanuel Macron was elected President of France with a wide-ranging policy mandate, including changes to strengthen cooperation and coordination among European Union member states, but September elections in Germany created uncertainty about Angela Merkel’s leadership in Europe, as her party was forced to seek unfamiliar coalition partners in Parliament. Investors have also shown faith that risks in China are contained, and rewarded Japanese fiscal and monetary stimulus with a 21-year high in the Nikkei index.

Concerns over stretched equity valuations, tax and healthcare reform in the U.S., and geopolitical uncertainty and trade protectionism abroad have created occasional market dips and buying opportunities for investors, even as markets have generally trended upward. Since mid-2016, investment risk-taking has produced above-average returns and low levels of volatility.

While buoyant markets are always a welcome backdrop for the American Independence Funds, it is difficult to imagine that any market environment will persist without interruption. As is often the case, shareholders with a comprehensive financial plan and honest assessments for their risk tolerances would have been rewarded for patient investment in 2017.

Fund Highlights

After a noteworthy 2016 brought recognition from several industry observers for its sub-adviser, JAForlines Global Tactical Allocation Fund turned in another competitive performance in its fourth year of operations.

The field of behavioral finance continues to garner attention, and 2017 may be remembered as a banner year for the discipline blending psychology, economics, and traditional finance. The Nobel Prize in Economics was awarded to a celebrated investment manager, University of Chicago’s Richard Thaler. Professor Thaler is not the only practitioner and academic utilizing a behavioral approach to investing: American Independence Hillcrest Small Cap Value relies on the deep investment management and behavioral research background of CEO and CIO, Brian Bruce, and the team at sub-adviser Hillcrest Asset Management. Brian is Founding Editor of Journal of Behavioral Finance.

As always, our mission to provide quality investment outcomes for clients and shareholders remains steadfast. We proudly offer a diverse suite of mutual funds, including Kansas Tax-Exempt Bond, U.S. Inflation-Protected, and Core Plus, in addition to Global Tactical Allocation, and Small Cap Value. The Funds’ subadvisers bring expertise in influential disciplines—including macroeconomics, behavioral finance, and ETF (Exchange Traded Fund)-based allocation—to a unique lineup of investment solutions for shareholders, advisers, and institutions.

Portfolio reviews written by each portfolio sub-adviser follow this letter. Thank you for your continued support.

Sincerely,

Darlene DeRemer
President

American Independence Funds

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

Important Disclosures

Investing involves risk. Equity securities are more volatile and carry more risk than other forms of investment. The Funds may invest in small and mid-cap securities which are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market stability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing market. Before investing in any mutual fund, please carefully consider the investment objectives, risks, charges, and expenses. Investments in fixed income securities are subject to the risks associated with debt securities including credit, price, and interest rate risk. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-protected securities with similar durations may experience greater losses than other fixed income securities. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

Deflation Risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk. The principal of TIPS is adjusted upwards and downwards with the change in the seasonally unadjusted CPI index (of urban consumers). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. At maturity, TIPS pay out the uplifted principal value or original par value, whichever is the greater. However, principal values can be adjusted downwards and even below par value prior to maturity during periods of deflation. Therefore, the fund is subject to deflation risk. Correspondingly, the fund may benefit during periods of inflation.

Derivatives Risk. Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

For a complete list of fund risks, please see the prospectuses.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the Funds by calling 866.410.2006 or by visiting www.americanindependence.com. You should consider the Fund’s investment objectives, risks, charges, and expenses, carefully before you invest or send money. Information about these and other important subjects is in the Fund’s prospectus. The prospectus and, if available, the summary prospectus should be read carefully before investing.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with Manifold Fund Advisors, LLC, Carret Asset Management, LLC, Hillcrest Asset Management LLC, or Manifold Partners, LLC.

American Independence Funds

American Independence Hillcrest Small Cap Value Fund Commentary

Brian Bruce – Portfolio Manager

The American Independence Hillcrest Small Cap Value Fund, Institutional Class shares, (the “Fund”) returned 17.74% for the one year period ending October 31, 2017. The Fund did not invest in derivative securities.

The financial news was dominated by the “Trump agenda” and speculation over its ultimate effect on markets and corporations. Job growth returned to its strong growth trend in October with a gain of 261,000 jobs. September’s abnormally weak report was revised upward from a loss of 33,000 jobs to a gain of 18,000, while August’s job count was raised by 39,000. The headline unemployment rate edged down to 4.1% in October.

Other domestic economic releases in October were generally positive, while inflation and wage growth remained subdued. The third quarter “advance estimate” of real GDP showed an increase of 3.0% (annual rate) in the third quarter that exceeded forecasts. Home sales, durable goods orders, and consumer spending reports were also strong. Core inflation as measured by the PCE deflator was up only 0.1% in September and up 1.3% year-over-year, well below the Fed’s target of 2%. Energy prices were higher, but reflect temporary supply disruptions caused by Hurricane Harvey. Average hourly earnings in the jobs report were down a penny in October and are up 2.4% over the past 12 months.

Economic growth outside the U.S. also remained firm with the International Monetary Fund (IMF) reporting that “the global upswing in economic activity is strengthening, with global growth projected to rise to 3.6 percent in 2017 and 3.7 percent in 2018.” These projections reflect a slight uptick from the levels in the IMF’s April report.

As Q3 earnings reporting begins, FactSet is reporting year-over-year earnings growth for S&P 500 companies of around 5%. This number is below the strong showings in Q1 and Q2, but a still respectable level of growth.

Donald Trump nominated Jerome Powell to head the Federal Reserve Board starting in February 2018. Powell had been one of the front-runners for the position and is generally regarded as someone who will continue the status quo on monetary policy. However, there are still several vacancies on the Federal Open Market Committee including the vice-chair, and therefore remaining opportunities for the GOP to put their imprint on future Fed policy.

Tax reform remained in the headlines during the fall following the release of the “Big Six” Framework at the end of September. Both the House and Senate passed budget resolutions in October, which set the stage for a tax bill to be passed under the legislative process known as “reconciliation” that requires only a simple majority in the Senate, rather than 60 votes. The House and Senate came up with separate tax bills, which then had to be merged and passed before being sent to the president for his signature. Like most of the legislative agenda this year, the tax bills had their own contentious issues for the Republicans to resolve within their own party. These included the 20% corporate tax rate, and various individual and corporate deductions, including deductibility of state and local income and property taxes, interest deductions, and limiting deductions for defined contribution plans. It was not an easy task to complete this process but it was finally passed before year end.

We are still paying close attention to corporate tax reform. Trump has repeatedly said he will lower corporate taxes to 15% (the party has called for a 20% rate), which would result in large increases in earnings for many corporations if passed. We see this being an out-sized benefit for small cap companies as tax-paying firms in the Russell 2000 index paid a median tax rate of 33.7% last year compared to 29.9% for S&P 500. We think value companies may have an outsized benefit relative to growth companies, as many growth companies tend to pay lower or no taxes relative to their slower-growth and more mature peers.

Emerging ideas: It is likely some changes to the portfolio will be made, as the prospects for our companies and sentiment surrounding them change with the potential for decreased regulation, favorable tax reform, increased fiscal spending, and less congressional gridlock. We will analyze the key

American Independence Funds

areas discussed above, and take advantage where we think investors are falling victim to behavioral biases and don’t appropriately understand future earnings potential.

Thank you for your investment in the Hillcrest Small Cap Value Fund and your continued support.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Investments show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence Hillcrest Small Cap Value Fund - Performance

Total Returns as of October 31, 2017	Annualized
	1 Year	Since Inception(3)
American Independence Hillcrest Small Cap Value Fund
Institutional Class Shares	17.74%	14.84%
Class A Shares(1)	10.54%	10.82%
Class C Shares(2)	15.67%	13.76%
Russell 2000 Value Index*	24.81%	19.84%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period December 31, 2015 (commencement of operations) through October 31, 2017.
*	The Russell 2000 Value Index measures the performance of the small cap value sector of the U.S. equity market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence JAForlines Global Tactical Allocation Fund Commentary

John A. Forlines III – Portfolio Manager

The American Independence JAForlines Global Tactical Allocation Fund (Institutional Class shares, the “Fund”) returned 14.78% for the fiscal year ended October 31, 2017. Over the same period the Fund’s benchmark, the MSCI All Country World Index (“MSCI ACWI”), returned 23.19% and the Blended Benchmark (a monthly rebalanced mix comprised of 50% of the MSCI ACWI, 40% of the Citi World Government Bond Index, and 10% of the S&P GSCI) returned 12.03%.

The Fund invests across three asset classes: equities, fixed income, and alternatives (commodities, real estate, and hard assets). It uses a macro top-down approach to target long-term global macro-economic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. All non-cash positions are exchange traded products, which gives the Fund significant flexibility in terms of low cost asset allocation. The Fund holds fixed income investments in almost all market conditions, but there is wide discretion in allocations to equities and alternatives.

Year In Review

During late 2016 and into early 2017, markets were dominated by “Trump reflation rally” type trends. The move was characterized by rising interest rates, a strong US dollar, US equity outperforming international, and cyclical equities outperforming defensives. The Fund had adopted a defensive position ahead of the US election, which the portfolio team viewed to be a prudent measure given the substantial uncertainty. Immediately following the election, the Fund exited all its foreign currency fixed income positions to capture higher US dollar interest rates, increased its allocation to US equities, and shifted towards cyclical sectors from defensive.

In the first half of 2017, the portfolio team determined that market expectations of pro-growth policy reform in the US were unrealistically high. The Fund therefore sought to shift its equity allocation away from the US, concentrating on Europe and emerging markets. Within the US equities, the Fund exited positions in small-cap and regional banks. In addition, the Fund initiated a position in long-dated US treasuries.

The decline in the US dollar in the first have of 2017 helped propel outperformance in international equities, particularly emerging markets, which the Fund was well positioned to capture. In addition, positive results in the Dutch and French elections benefited European equities.

In September of 2017, German Chancellor Merkel’s CDU/CSU party performed poorly in the German federal election, putting the prospects for positive policy reforms and deeper European integration into doubt. At the same time, the portfolio team became increasingly confident that the Japanese economy had finally emerged from its prolonged slump, creating an attractive opportunity in Japanese equities. As a result, the Fund exited the majority of its Eurozone equity exposure in favor of Japanese equities.

Contrarian positions in international equities and long dated US treasuries helped the Fund achieve impressive performance for the fiscal year ending October 31, 2017, with substantial outperformance against the Fund’s Blended Benchmark and Morningstar peer group.

Market Outlook

Looking ahead, we expect Japanese and emerging market equities to outperform. Within emerging markets, Asia is particularly attractive. There are several risk factors in Europe, with Brexit and the German election still unresolved, and the 2018 Italian election representing a major unknown. As a result, we expect to avoid the region. In the US, we expect the yield curve to continue to flatten. This may lead to a challenging environment for equities, as a steep yield curve is one of the strongest drivers of equity returns. As a result, we will be very selective in our US equity allocation. On the fixed income side of the portfolio, we will continue to focus exposure on credit spreads, but an opportunity in long duration may arise in the first half of 2018.

Thank you for your confidence and trust in us.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Investments show the size of the Fund’s positions at period-end.

American Independence Funds

American Independence JAForlines Global Tactical Allocation Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class shares made on September 20, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2017	Annualized
	1 Year	Since Inception
American Independence JAForlines Global Tactical Allocation Fund
Institutional Class Shares	14.78%	6.60%(3)
Class A Shares(1)	7.75%	4.70%(3)
Class C Shares(2)	12.66%	5.56%(3)
MSCI All Country World Index*	23.19%	8.75%(4)
Blended Benchmark(5)	12.03%	3.02%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period September 20, 2013 (commencement of operations) through October 31, 2017.
(4)	For the period September 30, 2013 through October 31, 2017.
(5)	The Blended Benchmark is a constant-weighted mix comprised of the Citi World Government Bond Index (40%), the MSCI All Country World ex-U.S. Index (50%), and the S&P 500 GSCI Commodities Index (50%). The custom benchmark is rebalanced monthly.
*	The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

The US Citi World Government Bond Index (“WGBI”) measures the performance of fixed-rate, local currency, investment grade sovereign bonds.

American Independence Funds

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell, CFA, Neil Klein & Jason Graybill, CFA – Portfolio Managers

2017 will be a year not soon forgotten by the investment community. 2017 data points included expanding global growth, mounting inflationary pressures, tax reform, strong equity market performance, and Federal Reserve (Fed) rate hikes. Surprisingly, this list had very little impact on mid-to-long term interest rates. During 2017, the Fed raised rates two times (0.25% each time) and is expected to raise rates one more time in December. The Fed had previously held the Funds Rate at 0% from late 2008 until December 2015. Along with recent Fed rate hikes, longer term interest rates have increased but not at the same magnitude as the short term rates. This has caused the yield curve to flatten.

Municipal bond yields moved in sympathy with Treasury yields over the first half of the year. However, municipal bond yields continued their trend lower on strong demand and muted supply while Treasury yields returned to similar levels as the start of the year.

During 2017, new issue municipal bond volume has been light in comparison to previous years. Refunding activity has become a smaller part of the market although the “Kansas Fund” did have several current holdings become Pre-Refunded during 2017. With refunding activity accounting for only 28% of new volume compared with 40% last year, capital expenditure funding became an increasing part of the new issuance market. Overall, national new issue volume was down 18% in 2017 while Kansas new issuance was down 30%. This lower new issue volume appears to be one of the positive drivers of municipal bond market returns in 2017.

During 2017, the Kansas legislature addressed its growing budgetary challenges head on. The legislature opted to raise taxes to fill the state’s coffers and to add funding to school districts. The rating agencies have taken a “wait and see” approach although initial remarks appear positive. Governor Brownback resisted the move to raise taxes, but ultimately conceded. Shortly afterwards he agreed to join President Trump’s administration as an appointed ambassador (as of this printing, Governor Brownback appointment has not been confirmed by Congress). Aside from budgets and spending, two of the key drivers that influence municipal health, at the state and local government level, are employment and population change. Wichita, for example, is looking for ways to transition its aviation orientation to benefit the broader regional economy. City officials are looking for ways to encourage Kansans to relocate to Wichita to build for the future. The example that Wichita illustrates is becoming more prevalent throughout the entire state. Clearly, the fate of the state and its people are linked. From the population perspective, a number of regions and counties within the state have progressed while others continue to face challenging headwinds. The economic strength of local economies along with employment trends will determine the health and well-being of the state and its residents in the years ahead.

Kansas Population Change

Source: US Census Bureau

The Fund focuses on preservation of capital while producing cash flows that are fully exempt from Federal taxes and Kansas state tax. The Fund continues to seek premium coupon general obligation (GO) and essential service revenue bonds in the investment-grade rating category. Representative bond issues in the Fund include - Johnson County KS Water, Wichita KS Hosp Revenue, Wichita KS Water & Sewer Utility, Topeka KS Utility Revenue, and KS State Dev Fun Authority Revenue. The Fund’s largest sector allocations are - Pre-Refunded (25%), Utility Bonds (20%), and School

American Independence Funds

District Bonds (12%). The Fund’s modified duration is 3.5 years which is slightly longer than a year ago. We may look to lengthen the Fund’s duration over the next several quarters should value-added opportunities persist. The fund’s average credit rating is AA and it holds 221 different bond issues. The Fund returned 1.04% (Institutional Class shares) over the 12 month period ending October 31, 2017. Over this same time frame, the Barclays Capital 7 Year Municipal Bond Index returned 1.73%. Over a 5 year time horizon, the Institutional Class shares returned an average of 2.43% (annualized) compared with the Barclays Capital 7 Year Municipal Bond Index’s average at 2.52% (annualized).

The Fund did not use derivative investments during the fiscal year ending on October 31, 2017.

American Independence Funds

American Independence Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class shares made on October 31, 2007. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2017	Annualized
	1 Year	5 Year	10 Year
American Independence Kansas Tax-Exempt Bond Fund
Institutional Class Shares	1.04%	2.43%	3.71%
Class A Shares(1)	(3.61%)	1.15%	2.86%
Class C Shares(2)	(1.03%)	1.40%	2.70%
Barclays 7-Year Municipal Bond Index*	1.73%	2.52%	4.50%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class shares. As a result of the reorganization, the performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses.

*	The Barclays 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence Carret Core Plus Fund Commentary

Jason Graybill, CFA & Neil Klein – Portfolio Managers

Performance

The American Independence Carret Core Plus Fund, Institutional Class shares, (the “Fund”) returned 1.32% for the fiscal year ended October 31, 2017. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), returned 0.90%. The Fund did not use derivative investments during the fiscal year. Our investment philosophy and process focuses on the protection of principal while generating attractive risk-adjusted total returns. We utilize a research intensive process in our security and sector selection. We employ active duration management to control interest rate risk.

The sector weightings at fiscal year-end are corporate bonds 66%, U.S. Treasuries 4%, mortgage backed securities 24% and collateralized mortgage obligations 5%. During the fiscal year, we shortened the Fund’s average duration by reducing overall exposure to long-dated U.S. Treasuries and corporate bonds. The proceeds were reinvested into shorter duration corporate bonds to increase incremental cash flow while reducing interest rate risk. Through this restructuring, the Fund was able to capture imbedded gains, reduce interest rate risk, and keep the average credit rating at A-.

Market Review

The period coinciding with the Fund’s fiscal year saw interest rates rise in the 10 Year and 30 Year portions of the curve. The benchmark 10 Year Treasury yield increased to 2.38% (as of October 31, 2017) versus 1.82% one year ago. The yield curve flattened as interest rates declined at the long end of the curve while rates rose at the front end of the curve as a result of three Federal Reserve (FED) Funds rate hikes during the fiscal year.

Corporate spreads tightened through-out the year, benefitting our corporate credit investments. Volatility remained constant during the year as “all eyes on the FED” remained a core theme. While the FED was initially expected to raise rates four times during 2017, the FED has only raised twice thus far in 2017, as global influences, soft economic growth, and low inflation allowed them to “crawl” once again.

The Big Picture and the Year Ahead

The Federal Reserve (FED) has been using a phrase for several years that most investors find both obvious and vague. It’s a phrase we have put little emphasis on up until now. The phrase “data dependent” simply means that the FED is open to raising rates “dependent” on improving incoming data. We have previously made the argument that the FED is simply raising rates in preparation for the inevitable economic slowdown (we still believe in business cycles) as the current GDP and inflation data hasn’t warranted multiple rate hikes. While we do not see a slowdown in the near term, we believe the economy will be challenged by 2019 – 2020. We have also argued that interest rates (as measured by the 10 Yr U.S. Treasury bond) would be higher absent global central bank manipulation. We have been forecasting a modestly higher interest rate environment with an expectation that the 10 Yr Treasury should be closer to 2.75% - 3.00% absent this intervention. Our sector allocation decisions coupled with our focus on credit research has enabled us to add value while maintaining a shorter duration focus (we have taken on credit risk in lieu of interest rate risk). In the final weeks of the 3Q, the 10 Yr Treasury yield rose from 2.04% to 2.33%. Why the move? Was it an improving economy, a Trump bump, or reduced FED intervention – it was ALL three.

The economy has improved over the course of 2017. During the 3Q, wage growth increased to a 2.9% rate and the unemployment rate declined to 4.2%. Wage growth remains below historic recovery trends (3.5%+); however, wage growth registered its highest year over year growth rate of this recovery in September. Wage growth is a key metric that we watch in terms of anticipating rising inflation – wages pull inflation upwards. As we enter the 4Q, economic growth is accelerating on solid confidence, consumer activity, and increased business investment. GDP growth for the 2nd quarter settled at 3.1%. Personal consumption rose a solid 3.3%, business investment (ex. inventories) rose 6.7%, residential investment contracted 7.3%, and government

American Independence Funds

spending contracted 0.2%. This marked the first quarter since the 1Q of 2015 that growth topped 3.0%. Most economists are anticipating 3Q growth in the 2.5% range. In the Summary of Economic Projections, expectations for GDP growth for 2017 were revised upwards from 2.2% to 2.4%. Core inflation expectations were also marked lower from 1.7% to 1.5% for year-end 2017 and from 2.0% to 1.9% for year-end 2018. While inflation continues to remain tame, the economy has modestly perked up.

The economy is benefiting from optimism regarding potential tax reform, repatriation of off-shore cash, infrastructure spending, and reduced regulation from Washington. Consumer and business confidence has increased over the course of the past year (again, a result of numerous factors). The chart below illustrates the movement in interest rates since the November 8th election. While no substantive legislative reforms have come to fruition, the expectations are rising, creating market risks if they are not delivered. We believe that as 2018 approaches, interest rate moves will be heavily impacted by the success or lack thereof out of Washington.

While the FED has already hiked rates twice during 2017, to a range of 1.00% to 1.25% and is telegraphing an additional rate hike at its December meeting (the bond market is giving them the green light with the futures market indicating a 90+ probability of a hike), FED intervention is on a subtle decline. The big news from the FED during the 3Q was the vote to begin “normalizing” its balance sheet. Starting in October, the FED will let up to $10 billion per month roll-off from their monthly cash flows (they can adjust this amount every three months “data dependent”). While this is a nominal amount of money given the size of the FED balance sheet - $4.5 trillion, the direction of the announcement is significant. The FED has now reduced central bank intervention by increasing the FED Funds Rate from 0.00% - 0.25% to 1.00% - 1.25% and initiated the process of shrinking the Balance Sheet. While a FED Funds Rate close to 1.25% remains close to historic lows and the balance sheet reductions will take years, the FED has moved from a position of adding monetary stimulus to a tightening stance.

The Bottom Line: The devastating hurricanes during the 3Q will distort the incoming economic data over the coming months. Historically, the long term impact is nominal to positive (economically speaking) as those negatively impacted rebuild homes and businesses and auto sales perk up as cars are replaced. We will be watching closely for wages to be pulled higher as demand for workers increases in the impacted areas. We are closely watching wage inflation and rents for clues on the near term direction of inflation. We expect rates to slowly creep higher as FED intervention lessens. As rates have moved higher over the past few weeks, we are working hard to increase duration. We continue to focus on credit quality as spreads have tightened and this expansion is long in the tooth.

The American Independence Carret Core Plus Fund, at fiscal year end, had 80% of its assets invested in investment grade bonds and 16% invested in high yield bonds (the maximum permitted exposure to high yield is 20%). At fiscal year end, the Fund had a yield to maturity of 2.59%, a duration of 3.7 years, and an average credit rating of A-. With the Fed expected to increase rates, we reduced the Fund’s duration from 4.5 years to 3.7 years during the latest fiscal year. Looking into 2018, we see rates rising modestly and A and BBB rated corporate bonds outperforming U.S. Treasury and Agency obligations as corporate profits remain healthy. Accordingly, we continue to increase our exposure to corporate bonds. In the high yield space, we have been reducing our exposure as spreads have tightened. We will be patient in waiting for value to return to the high yield market.

In closing, we thank you for your continued confidence and loyalty.

American Independence Funds

American Independence Carret Core Plus Fund - Performance

This chart assumes an initial investment of $3,000,000 in the Institutional Class shares made on October 31, 2007. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2017	Annualized
	1 Year	5 Year	10 Year
American Independence Carret Core Plus Fund
Institutional Class Shares	1.32%	2.13%	4.47%
Class A Shares(1)	(3.21%)	0.92%	3.76%
Barclays U.S. Aggregate Bond Index*	0.90%	2.04%	4.19%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

*	The Barclays U.S. Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

American Independence U.S. Inflation-Protected Fund Commentary

Cedric Scholtes – Portfolio Manager

Performance Review

Over the 12 months ending October 31, 2017 the American Independence U.S. Inflation-Protected Fund, Institutional Class shares (the “Fund”) returned -0.48% (gross of fees), while the Bloomberg Barclays US TIPS Index returned -0.11% for a relative underperformance of -0.10%. For the 2017 fiscal year duration and yield curve positioning detracted from performance, while breakeven inflation (BEI) positioning was neutral to performance.

In November and December 2016, the long real duration position and yield curve flattener position detracted from returns, while the long BEI position contributed. Concerns over higher inflation following the US presidential election and the OPEC production cut deal further boosted BEI spreads. Our long BEI trade benefitted as a result. Real yields, however, rose as the policy uncertainty associated with a Trump administration drove real term premia higher. The yield curve was particularly volatile following the election. The slope of the 5-year / 30-year Treasury nominal yield curve initially steepened from 133 bps to 143 bps immediately, and then returned to a low of 105 bps after a few days. Our underweight in the 2-year and 3-year sector versus 5-year sector of the real yield curve detracted from performance.

After a volatile end to 2016, the first quarter of 2017 was dominated by political risk, uncertainty regarding fiscal policy, and the outlook for monetary policy. We maintained the long US BEI / overweight US real yield combination position. The New Year ushered in a swing of the pendulum away from expectations for a Reaganomics redux and firm but respectful diplomacy back towards concerns about politically generated headwinds to global growth. In this context, 10-year real yields fell 10 bps in January, driven by the rally in BEI spreads, leading the long real duration component of the trade to benefit returns. While the rally in BEI spreads contributed to performance in January, these gains retraced in March. The unwinding of reflation trades after the failure to pass healthcare reform in Congress led to lower BEI spreads.

The key news during the second quarter was on the inflation front. Despite the FOMC’s progress on the employment mandate, there was a sudden and sharp deceleration in underlying inflation, which put the Federal Reserve’s (Fed’s) near-term forecast out of reach. The Fed’s uncompromising stance on normalization despite weak inflation data, the unwind of positive seasonal carry, and fading inflation risks from tariffs and deficit spending helped 10-year BEIs gradually narrow. In this context, the main detractor from performance was the long BEI position. The bulk of the long BEI position was closed by the end of April. The main contributor to performance was duration positioning. The portfolio moved from an overweight duration position to close to flat in early April. We started May with a modest underweight duration. The 5-year / 5-year forward real yield rose from 78 bps at the start of May to 100 bps within a few days, prompting us to take profit on the position and briefly establish an overweight. The sell-off in Treasuries was short lived, and we took the reversal as an opportunity to take profit on the modest overweight.

During the fourth quarter the main contributor to performance was tactical duration positioning, while losses from tactical BEI positioning detracted. We established an overweight duration position in the first half of the quarter on the view that the weakness in core inflation and the lack of progress on the administration’s legislative agenda would drive both nominal and inflation-protected yields lower. The trade was profitable, but for the wrong reasons. Yields fell as a result of rising geopolitical tensions and concern over hurricanes hitting the US. As 10- year Treasury yields pushed towards 2.05%, we switched the position to an underweight and profited from the subsequent sell-off as geopolitical and hurricane concerns abated, and as the FOMC took a hawkish stance in September, whereupon we switched back to an overweight. We also traded BEI tactically during the quarter. Our view was that 10-year BEIs would remain range-bound between 1.70% and 2.00%. The actual range was 1.73% to 1.88%, with BEIs trading with nominal Treasury yields and crude oil prices. Looked at on a forward basis, most of the volatility in BEIs was actually driven by gasoline prices (reflecting the impact of the hurricanes).

In October, there were no significant contributors or detractors from performance. We added to the overweight real duration position tactically when yields backed up during the second half of the month. We held a modest long BEI position,

American Independence Funds

remaining cautious on positioning as upside may be limited by low realized inflation readings and a Fed focused on the hiking cycle. Downside risk to the long BEI position may also be limited given strengthening economic data and signs of rising wage pressures.

Derivatives Discussion

We use US Treasury futures in managing duration, yield curve and breakeven inflation exposures for the portfolio. The notional exposure of futures is typically a small percentage of the funds AUM.

Duration	Average Quality	Number of Holdings	Average Maturity
8.37 Years	GOVT	27	9.58 Years

Source: BNPP AM, Bloomberg Barclays, as of October 31, 2017. Opinions expressed are current as of the date appearing in this document only. This document is confidential and may not be reproduced or redistributed, in any form and by any means, without BNPP AM’s prior written consent. This document is provided for your reference on a private and confidential basis to discuss an existing or potential advisory relationship. You are invited to meet with BNPP AM to discuss any of the information provided herein or otherwise, including any and all terms (including fees) that may apply to the relationship. Fischer Francis Trees & Watts, Inc. is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.

Benchmark: Bloomberg Barclays U.S. TIPS Index

American Independence Funds

American Independence U.S. Inflation-Protected Fund - Performance

This chart assumes an initial investment of $20,000,000 in the Institutional Class shares made on October 31, 2007. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2017	Annualized
	1 Year	5 Year	10 Year
American Independence U.S. Inflation-Protected Fund
Institutional Class Shares	(0.48%)	(0.34%)	3.82%
Class A Shares(1)	(5.17%)	(1.66%)	3.00%
Class C Shares(2)	(2.50%)	(1.33%)	3.16%
Premier Class Shares	(0.65%)	(0.49%)	3.66%
Barclays U.S. Treasury Inflation-Protected Securities Index*	(0.11%)	(0.11%)	3.81%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 4, 2011, commencement of operations, and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

*	The Barclays U.S. Treasury Inflation-Protected Securities Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

American Independence Funds

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Furthermore, the performance doesn’t reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds Trust	Schedule of Investments
American Independence Hillcrest Small Cap Value Fund	October 31, 2017

Security Description	Shares	Value ($)
Common Stocks — 95.8%
Consumer Discretionary — 10.5%
Aaron's, Inc.	2,323	85,486
Caleres, Inc.	2,378	64,991
Gray Television, Inc. (a)	5,380	83,766
Helen of Troy Limited (a) (b)	853	79,244
Tenneco Inc.	1,481	86,061
Winnebago Industries, Inc.	2,720	133,688
		533,236
Consumer Staples — 1.0%
Andersons, Inc. (The)	1,361	50,970

Energy — 6.2%
Callon Petroleum Co. (a)	8,358	92,690
Gulfport Energy Corporation (a)	4,360	59,732
McDermott International Inc (a) (b)	7,426	49,160
SRC Energy Inc (a)	11,771	112,296
		313,878

Financials — 26.0%
Banks — 19.4%
Berkshire Hills Bancorp, Inc.	1,970	75,451
Cathay General Bancorp	1,839	76,870
CenterState Bank Corporation	2,740	72,994
Customers Bancorp, Inc. (a)	3,811	104,193
First Busey Corporation	2,772	86,265
First Interstate BancSystem, Inc., Class A	2,379	93,495
Fulton Financial Corporation	5,298	96,423
Seacoast Banking Corporation of Florida (a)	3,511	87,038
Sterling Bancorp/DE	5,091	127,529
UMB Financial Corporation	1,332	97,942
Valley National Bancorp	6,030	69,345
		987,545
Diversified — 1.5%
Hilltop Holdings, Inc.	3,311	78,007

Insurance — 5.1%
American Equity Investment Life Holding Co.	2,900	85,579
Argo Group International Holdings, Ltd. (b)	1,531	96,376
National General Holdings Corp.	3,720	75,070
		257,025
Total Financials		1,322,577

Health Care — 6.5%
Aceto Corp.	4,049	40,773
AMN Healthcare Services, Inc. (a)	2,232	97,985
Magellan Health, Inc. (a)	1,050	89,565
Natus Medical Incorporated (a)	2,440	103,456
		331,779
Industrials — 12.7%
Apogee Enterprises, Inc	1,829	87,298
Briggs & Stratton Corporation	4,418	111,333
Global Brass and Copper Holdings, Inc.	2,928	102,480
Knoll, Inc.	3,481	73,867
Ply Gem Holdings, Inc. (a)	4,320	73,008
Tutor Perini Corporation (a)	3,378	95,260

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Hillcrest Small Cap Value Fund	October 31, 2017

Security Description	Shares	Value ($)
Common Stocks — 95.8% (continued)
Industrials — 12.7% (continued)
Universal Forest Products, Inc.	921	103,981
		647,227
Information Technology — 11.4%
Advanced Energy Industries, Inc. (a)	1,288	109,119
Cirrus Logic, Inc. (a)	1,539	86,184
Fabrinet (a) (b)	1,770	65,809
Sanmina Corp (a)	2,998	98,110
Travelport Worldwide Limited (b)	6,818	106,974
Web.com Group Inc (a)	4,822	116,210
		582,406
Materials — 4.5%
Cabot Corp.	1,358	82,784
Schnitzer Steel Industries, Inc.	1,780	52,421
Stepan Company	1,199	95,752
		230,957

Real Estate — 10.9%
REIT — 10.9%
GEO Group, Inc. (The)	2,918	75,722
Lexington Realty Trust	8,140	82,377
Preferred Apartment Communities, Inc.	5,640	111,954
Ramco-Gershenson Properties Trust	4,600	58,098
RLJ Lodging Trust	3,109	67,341
Ryman Hospitality Properties, Inc.	1,369	90,532
Select Income REIT	2,731	65,981
		552,005
Utilities — 6.1%
Black Hills Corp.	1,892	123,472
NorthWestern Corporation	1,540	91,291
NRG Yield Inc	5,122	95,269
		310,032
Total Common Stocks (Cost $4,384,525)		4,875,067

Short-Term Investment — 4.4%
Money Market Fund — 4.4%
Federated Government Obligations Fund, Premier Shares, 0.95% (c)	225,574	225,574
Total Short-Term Investment (Cost $225,574)		225,574

Total Investments (Cost $4,610,099(d)) — 100.2%		$5,100,641

Liabilities in excess of other assets — (0.2)%		(12,351)

NET ASSETS — 100.0%		$5,088,290

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Rate listed is the 7-day effective yield at 10/31/17.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

REIT — Real Estate Investment Trust

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Hillcrest Small Cap Value Fund	October 31, 2017

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,875,067	$—	$—	$4,875,067
Short-Term Investment	225,574	—	—	225,574
Total Investments	$5,100,641	$—	$—	$5,100,641

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence JAForlines Global Tactical Allocation Fund	October 31, 2017

Security Description	Shares	Value ($)
Exchange Traded Products — 97.7%
International Equity Exchange Traded Products — 29.8%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	17,581	758,620
iShares Core MSCI Emerging Markets ETF	303,031	16,903,069
iShares Currency Hedged MSCI Japan ETF	202,238	6,633,406
iShares MSCI Europe Financials ETF	382,426	8,853,162
iShares MSCI Japan ETF	136,416	8,000,799
		41,149,056
International Fixed Income Exchange Traded Product — 11.1%
iShares J.P. Morgan USD Emerging Markets Bond ETF	132,256	15,374,760

U.S. Alternative Exchange Traded Product — 4.7%
iShares Gold Trust (a)	526,889	6,433,314

U.S. Equity Exchange Traded Products — 23.0%
Energy Select Sector SPDR Fund	101,704	6,906,719
Financial Select Sector SPDR Fund	428,318	11,393,259
iShares Exponential Technologies ETF	254,243	8,890,878
iShares U.S. Aerospace & Defense ETF	25,324	4,570,222
		31,761,078
U.S. Fixed Income Exchange Traded Products — 29.1%
iShares iBoxx High Yield Corporate Bond ETF	71,954	6,365,770
iShares Short Maturity Bond ETF	218,264	10,969,949
iShares U.S. Preferred Stock ETF	328,931	12,660,554
VanEck Vectors Fallen Angel High Yield Bond ETF	336,650	10,176,930
		40,173,203
Total Exchange Traded Products (Cost $124,398,552)		134,891,411

Short-Term Investment — 2.1%
Money Market Fund — 2.1%
Federated Government Obligations Fund, Premier Shares, 0.95% (b)	2,934,761	2,934,761
Total Short-Term Investment (Cost $2,934,761)		2,934,761

Total Investments (Cost $127,333,313(c)) — 99.8%		$137,826,172

Other assets in excess of liabilities — 0.2%		311,229

NET ASSETS — 100.0%		$138,137,401

(a)	Non-income producing security.
(b)	Rate listed is the 7-day effective yield at 10/31/17.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF — Exchange-Traded Fund

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence JAForlines Global Tactical Allocation Fund	October 31, 2017

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$134,891,411	$—	$—	$134,891,411
Short-Term Investment	2,934,761	—	—	2,934,761
Total Investments	$137,826,172	$—	$—	$137,826,172

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 97.6%
Municipal Bonds — 97.6%
Education — 27.9%
Bourbon County Unified School District No. 234-Fort Scott, GO UT, 5.00%, 9/01/25, Callable 9/01/24	355,000	418,698
Butler County Unified School District No. 385 Andover, GO UT,
4.00%, 9/01/30, Callable 9/01/27	690,000	765,714
4.00%, 9/01/31, Callable 9/01/27	500,000	552,140
5.00%, 9/01/34, Callable 9/01/27	2,000,000	2,371,980
Butler County Unified School District No. 490 El Dorado, GO UT, BAM, 4.00%, 9/01/36, Callable 9/01/26	500,000	528,570
City of Ottawa, Education, RB, 5.00%, 4/15/25, Pre-Refunded 4/15/19	1,510,000	1,594,409
Dodge City Community College, Higher Education, RB, 5.13%, 4/01/30, Pre-Refunded 4/01/20	250,000	273,087
Douglas County Unified School District No. 348 Baldwin City, GO UT, 5.00%, 9/01/30, Pre-Refunded 9/01/19	1,405,000	1,502,943
Douglas County Unified School District No. 491 Eudora, GO UT, AGM, 5.00%, 9/01/29, Pre-Refunded 9/01/18	450,000	464,616
Douglas County Unified School District No. 497 Lawrence, GO UT,
4.00%, 9/01/31, Callable 9/01/27	1,500,000	1,675,575
4.00%, 9/01/33, Callable 9/01/24	500,000	532,885
Finney County Unified School District No. 457 Garden City, GO UT, 4.00%, 9/01/31, Callable 9/01/26	500,000	542,155
Ford County Unified School District No 443 Dodge City, 4.00%, 3/01/34, Callable 3/01/27	1,000,000	1,068,220
Franklin County Unified School District No. 290 Ottawa, GO UT,
5.00%, 9/01/31, Callable 9/01/25	1,715,000	2,015,485
5.00%, 9/01/32, Callable 9/01/25	150,000	175,351
5.00%, 9/01/33, Callable 9/01/25	1,000,000	1,165,160
4.00%, 9/01/40, Callable 9/01/25	250,000	260,927
Johnson & Miami Counties Unified School District No. 230 Spring Hills, GO UT,
5.25%, 9/01/29, Pre-Refunded 9/01/21	1,500,000	1,701,405
4.00%, 9/01/33, Callable 9/01/26	1,000,000	1,078,650
Johnson County Unified School District No. 231 Gardner - Edgerton, GO UT,
2.00%, 10/01/18	185,000	186,493
4.00%, 10/01/18	200,000	205,258
Johnson County Unified School District No. 233 Olathe, GO UT,
4.00%, 9/01/31, Callable 9/01/26	1,000,000	1,092,460
4.00%, 9/01/33, Callable 9/01/24	175,000	187,743
Johnson County Unified School District No. 512 Shawnee Mission, GO UT, 5.00%, 10/01/32, Callable 10/01/25	1,000,000	1,189,540
Kansas Development Finance Authority, 4.50%, 4/01/22, Callable 4/01/20	225,000	241,312
Kansas Development Finance Authority, Development, RB,
4.00%, 10/01/20	250,000	266,865
5.00%, 2/01/22, Callable 2/01/20	555,000	599,811
4.00%, 11/01/27, Callable 11/01/19	765,000	805,438
5.00%, 11/01/28, Callable 11/01/19	2,055,000	2,201,891
5.00%, 11/01/29, Callable 11/01/19	2,060,000	2,205,560
5.00%, 6/15/31, Callable 6/15/19	2,500,000	2,623,800
4.00%, 5/01/34, Callable 5/01/22	1,000,000	1,059,060
Kansas Development Finance Authority, Higher Education, RB,
3.00%, 3/01/24	1,105,000	1,173,764
4.00%, 4/01/24, Callable 4/01/20	230,000	242,542
5.00%, 4/01/29, Callable 4/01/20	650,000	700,641
Leavenworth County Unified School District No. 453, GO UT, AGC,
5.25%, 9/01/23, Pre-Refunded 9/01/19	440,000	470,998
5.25%, 9/01/23, Pre-Refunded 9/01/19	60,000	64,227

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 97.6% (continued)
Municipal Bonds — 97.6% (continued)
Education — 27.9% (continued)
Leavenworth County Unified School District No. 453, GO UT, AGM, 4.75%, 3/01/25, Pre-Refunded 9/01/19	535,000	567,870
Leavenworth County Unified School District No. 458, GO UT,
5.25%, 9/01/28, Pre-Refunded 9/01/19	1,250,000	1,342,787
5.00%, 9/01/29, Pre-Refunded 9/01/19	395,000	422,535
5.00%, 9/01/30, Pre-Refunded 9/01/19	215,000	229,988
Rice County Unified School District No. 376 Sterling, GO UT, AGC,
5.25%, 9/01/35, Pre-Refunded 9/01/19	165,000	176,593
5.25%, 9/01/35, Pre-Refunded 9/01/19	335,000	358,537
Riley County Unified School District No. 383 Manhattan-Ogden, GO UT,
5.00%, 9/01/23, Pre-Refunded 9/01/19	1,000,000	1,065,010
5.00%, 9/01/27, Pre-Refunded 9/01/18	1,350,000	1,390,419
Sedgwick County Public Building Commission, RB,
5.00%, 8/01/23, Pre-Refunded 8/01/18	390,000	400,686
5.00%, 8/01/24, Pre-Refunded 8/01/18	100,000	102,740
5.25%, 8/01/26, Pre-Refunded 8/01/18	180,000	185,267
5.25%, 8/01/28, Pre-Refunded 8/01/18	800,000	823,408
Sedgwick County Unified School District No. 259 Wichita, 3.00%, 10/01/21	500,000	528,990
Sedgwick County Unified School District No. 259 Wichita, GO UT,
5.00%, 10/01/21, Pre-Refunded 10/01/18	30,000	31,058
5.00%, 10/01/21, Pre-Refunded 10/01/18	915,000	947,263
5.00%, 10/01/21, Callable 10/01/18	55,000	56,986
Sedgwick County Unified School District No. 260 Derby, GO UT, 5.00%, 10/01/29, Pre-Refunded 10/01/22	340,000	396,692
Sedgwick County Unified School District No. 261 Haysville, GO UT, AGM,
5.00%, 11/01/19, Callable 12/01/17	20,000	20,068
5.00%, 11/01/23, Pre-Refunded 11/01/17	195,000	195,000
5.00%, 11/01/23, Callable 12/01/17	5,000	5,017
Sedgwick County Unified School District No. 262 Valley Center,
4.00%, 9/01/30, Callable 9/01/24	500,000	538,990
5.00%, 9/01/33, Callable 9/01/24	750,000	869,077
Sedgwick County Unified School District No. 262 Valley Center, GO UT, AGC,
5.00%, 9/01/24, Pre-Refunded 9/01/18	725,000	746,221
5.00%, 9/01/24, Callable 9/01/18	20,000	20,636
Sedgwick County Unified School District No. 264 Clearwater, GO UT, 4.00%, 9/01/29, Callable 9/01/26	530,000	580,742
Sedgwick County Unified School District No. 265 Goddard, GO UT, 5.00%, 10/01/24	370,000	444,511
Sedgwick County Unified School District No. 265 Goddard, GO UT, AGC, 4.50%, 10/01/24, Pre-Refunded 10/01/18	250,000	257,800
Sedgwick County Unified School District No. 266 Maize, GO UT, 5.00%, 9/01/21	500,000	568,300
Shawne County Unified School District No. 437 Auburn - Washburn, GO UT, 3.95%, 9/01/28, Pre-Refunded 9/01/20	825,000	887,461
Sumner County Unified School District No. 353 Wellington, GO UT, BAM, 5.00%, 9/01/26, Callable 9/01/23	230,000	266,828
Washburn University of Topeka, Higher Education, RB, Series 2015A,
5.00%, 7/01/35, Callable 7/01/25	500,000	577,620
4.00%, 7/01/41, Callable 7/01/25	330,000	343,474
Wyandotte County Unified School District No. 500 Kansas City, School District, GO UT, 5.00%, 9/01/30, Callable 9/01/26	500,000	597,170
		50,151,117

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 97.6% (continued)
Municipal Bonds — 97.6% (continued)
General Obligation — 21.1%
Ashland Public Building Commission, 5.00%, 9/01/35, Callable 9/01/23	720,000	765,158
Ashland Public Building Commission, RB,
4.00%, 9/01/19	100,000	103,356
4.00%, 9/01/20	110,000	115,031
Barton County Community College,
4.00%, 12/01/32, Callable 12/01/25	555,000	604,112
4.00%, 12/01/34, Callable 12/01/25	250,000	267,818
City of Abilene, GO UT,
4.30%, 9/01/27, Pre-Refunded 9/01/20	150,000	162,813
4.60%, 9/01/30, Pre-Refunded 9/01/20	500,000	546,870
City of Dodge City, GO UT, AGM, 4.25%, 9/01/29, Callable 9/01/19	835,000	862,480
City of Dodge City, RB, 4.00%, 6/01/24	230,000	257,927
City of Haysville, 4.13%, 11/01/32, Callable 11/01/25	460,000	472,144
City of Junction City, GO UT, AGM, 4.50%, 9/01/31, Callable 9/01/20	1,000,000	1,061,060
City of Lawrence, GO UT,
4.00%, 9/01/30, Callable 9/01/26	470,000	527,519
4.00%, 9/01/31, Callable 9/01/26	445,000	496,090
City of Leavenworth, GO UT, 1.10%, 9/01/18, Callable 12/01/17	505,000	504,737
City of Lindsborg, GO UT, 4.60%, 10/01/29, Pre-Refunded 10/01/18	600,000	618,984
City of Manhattan, GO UT,
3.00%, 11/01/17	120,000	120,000
4.50%, 11/01/17	400,000	400,000
5.00%, 11/01/25	570,000	700,524
4.10%, 11/01/26, Pre-Refunded 11/01/18	415,000	427,483
City of Newton, GO UT, 4.00%, 9/01/23	250,000	278,988
City of Olathe, GO UT,
5.00%, 10/01/24, Callable 10/01/23	535,000	635,248
4.00%, 10/01/25, Callable 10/01/24	1,000,000	1,137,530
City of Park City, GO UT,
5.38%, 12/01/25, Pre-Refunded 12/01/19	495,000	537,332
5.38%, 12/01/25, Callable 12/01/19	5,000	5,263
City of Pittsburg, Tax Allocation, 4.90%, 4/01/24, Callable 12/01/17	935,000	918,881
City of Roeland Park, Tax Allocation, 5.38%, 8/01/19, Callable 12/18/17	270,000	270,761
City of Shawnee, GO UT, 4.00%, 12/01/27, Callable 12/01/24	425,000	475,788
City of Topeka, GO UT, 4.50%, 8/15/30, Callable 8/15/19	450,000	472,145
City of Wichita, GO UT,
5.00%, 12/01/25	500,000	614,750
4.00%, 6/01/26, Callable 6/01/20 @101	475,000	508,635
4.00%, 6/01/27, Callable 6/01/20 @101	780,000	833,383
4.00%, 12/01/29, Callable 12/01/20 @101	250,000	268,070
4.00%, 6/01/30, Callable 6/01/27	820,000	920,483
County of Clay, GO UT, 4.00%, 10/01/36, Callable 10/01/24	750,000	799,395
County of Douglas, GO UT, 4.25%, 9/01/30, Callable 9/01/19	320,000	335,648
County of Franklin, COP, 4.75%, 9/01/21, Callable 12/01/17	640,000	641,030
County of Johnson, GO UT,
4.75%, 9/01/27, Pre-Refunded 9/01/18	500,000	514,830
4.00%, 9/01/28, Callable 9/01/25	1,125,000	1,269,900
3.00%, 9/01/30, Callable 9/01/22	400,000	407,940
County of Scott, GO UT, 5.00%, 4/01/28, Pre-Refunded 4/01/20	500,000	545,320
Crawford County Public Building Commission, RB, 5.38%, 9/01/24, Callable 9/01/19	2,300,000	2,414,563
Hutchinson Community College & Area Vocational School, Higher Education, COP, 4.00%, 10/01/37, Callable 10/01/21	1,700,000	1,752,156

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 97.6% (continued)
Municipal Bonds — 97.6% (continued)
General Obligation — 21.1% (continued)
Kansas Development Finance Authority, GO,
5.00%, 4/01/25, Callable 4/01/23	800,000	924,328
4.75%, 9/01/34, Callable 9/01/19	360,000	380,102
Kansas Development Finance Authority, RB,
5.00%, 11/01/18	200,000	207,694
5.00%, 4/01/26, Callable 4/01/23	1,485,000	1,711,670
5.00%, 4/01/29, Callable 4/01/23	775,000	886,019
5.00%, 4/01/31, Callable 4/01/23	1,000,000	1,136,140
5.00%, 4/01/34, Callable 4/01/23	2,000,000	2,251,660
Pratt County Public Building Commission, RB,
3.25%, 12/01/32, Pre-Refunded 12/01/17	495,000	495,911
3.25%, 12/01/32, Callable 12/01/17	655,000	655,138
Wyandotte County-Kansas City Unified Government, Facilities, GO UT, 4.00%, 8/01/31, Callable 8/01/22	930,000	1,000,689
Wyandotte County-Kansas City Unified Government, GO UT,
5.00%, 8/01/29, Callable 8/01/20	1,000,000	1,098,950
4.00%, 8/01/30, Callable 8/01/20	500,000	528,930
Wyandotte County-Kansas City Unified Government, RB,
5.00%, 12/01/23	570,000	670,291
4.88%, 10/01/28, Callable 12/01/17	430,000	429,974
		37,949,641
Health Care — 16.0%
Allen County Public Building Commission, RB,
5.05%, 12/01/31, Callable 12/01/22	1,310,000	1,421,389
5.15%, 12/01/36, Callable 12/01/22	500,000	539,050
City of Manhattan, Medical, RB, 5.00%, 11/15/29, Callable 11/15/22	680,000	757,058
City of Olathe, Medical, RB,
5.25%, 9/01/25, Callable 9/01/19	580,000	623,448
4.00%, 9/01/30, Callable 9/01/21	450,000	470,821
5.00%, 9/01/30, Callable 9/01/19	750,000	796,245
City of Wichita, Medical, RB,
5.00%, 11/15/17	200,000	200,122
4.75%, 11/15/24, Pre-Refunded 11/15/19	810,000	867,664
5.25%, 11/15/24, Pre-Refunded 11/15/19	2,150,000	2,324,623
5.00%, 11/15/29, Pre-Refunded 11/15/21	3,070,000	3,500,905
Kansas Development Finance Authority, Medical, RB,
5.25%, 11/15/21, Callable 11/15/19	1,300,000	1,409,473
5.00%, 11/15/22, Pre-Refunded 11/15/17	260,000	260,377
5.50%, 11/15/22, Callable 11/15/19	1,000,000	1,087,290
5.00%, 11/15/24, Pre-Refunded 11/15/17	1,110,000	1,111,609
5.25%, 1/01/25, Pre-Refunded 1/01/20	1,300,000	1,412,112
5.25%, 1/01/25, Callable 1/01/20	200,000	215,962
5.00%, 5/15/25, Pre-Refunded 5/15/19	1,500,000	1,587,435
5.00%, 11/15/27, Callable 11/15/19	1,000,000	1,066,460
5.50%, 11/15/29, Callable 11/15/19	1,295,000	1,404,259
5.38%, 3/01/30, Callable 3/01/20	1,000,000	1,079,650
5.25%, 11/15/30, Callable 11/15/19	250,000	266,898
5.00%, 11/15/32, Callable 5/15/22	1,500,000	1,684,350
5.00%, 11/15/34, Callable 5/15/22	350,000	391,405
5.00%, 5/15/35, Pre-Refunded 5/15/19	330,000	349,236

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 97.6% (continued)
Municipal Bonds — 97.6% (continued)
Health Care — 16.0% (continued)
Lyon County Public Building Commission, Medical, RB, 4.00%, 12/01/21, Pre-Refunded 12/01/18	500,000	515,750
Lyon County Public Building Commission, Medical, RB, AGM, 5.00%, 12/01/35, Callable 12/01/26	1,335,000	1,527,827
Mitchell County Public Building Commission, Medical, RB, AGM, 4.50%, 3/01/28, Pre-Refunded 3/01/18	430,000	434,949
Pawnee County Public Building Commission, Medical, RB, 4.00%, 2/15/31, Callable 2/15/22	145,000	148,682
University of Kansas Hospital Authority, Medical, RB, Series 2015,
5.00%, 9/01/28, Callable 9/01/25	250,000	294,320
5.00%, 9/01/30, Callable 9/01/25	350,000	407,264
5.00%, 9/01/31, Callable 9/01/25	500,000	579,635
		28,736,268
Housing — 1.9%
City of Phillipsburg, Facilities, RB, 4.50%, 10/01/28, Callable 10/01/20	545,000	570,430
County of Sedgwick / County of Shawnee, Single Family Housing, RB, GNMA, 6.70%, 6/01/29 (a)	10,000	10,122
La Cygne Public Building Commission, RB, 5.00%, 11/01/29, Callable 11/01/19	375,000	389,434
Topeka Public Building Commission, RB, NATL-RE, 5.00%, 6/01/27, Callable 6/01/18 @102	2,355,000	2,452,662
		3,422,648
Other Revenue Bonds — 1.1%
Kansas Development Finance Authority, RB, FSA,
5.13%, 11/01/25, Pre-Refunded 11/01/18	100,000	104,022
5.25%, 11/01/28, Pre-Refunded 11/01/18	305,000	317,642
Kansas Development Finance Authority, RB, NATL-RE,
5.25%, 11/01/21, Pre-Refunded 11/01/17	250,000	250,000
5.25%, 11/01/26, Pre-Refunded 11/01/17	1,200,000	1,200,000
		1,871,664
Tax Obligation — 3.8%
City of Dodge City, RB, AGM, 5.25%, 6/01/31, Pre-Refunded 6/01/19	825,000	878,221
Johnson County Public Building Commission, RB,
4.00%, 9/01/20, Pre-Refunded 9/01/18	325,000	333,015
4.00%, 9/01/22, Pre-Refunded 9/01/19	415,000	434,891
4.50%, 9/01/22, Pre-Refunded 9/01/18	100,000	102,878
4.00%, 9/01/24, Callable 9/01/20	500,000	536,235
4.75%, 9/01/24, Pre-Refunded 9/01/18	790,000	814,364
4.88%, 9/01/25, Pre-Refunded 9/01/18	200,000	206,374
4.50%, 9/01/27, Callable 9/01/21	955,000	1,051,130
4.00%, 9/01/29, Callable 9/01/26	650,000	727,356
4.00%, 9/01/31, Callable 9/01/26	1,500,000	1,654,740
		6,739,204
Transportation — 5.2%
Kansas Development Finance Authority, Transportation, RB,
5.00%, 10/01/21, Pre-Refunded 10/01/18	1,270,000	1,316,914
4.63%, 10/01/26, Pre-Refunded 10/01/18	300,000	309,699
Kansas State Department of Transportation, RB,
4.30%, 9/01/21, Pre-Refunded 9/01/18	575,000	590,117
5.00%, 9/01/24, Pre-Refunded 9/01/18	1,360,000	1,403,601
Kansas Turnpike Authority, Transportation, RB, 4.00%, 9/01/26, Callable 9/01/20	1,000,000	1,056,170
Overland Park Transportation Development District, RB, 5.90%, 4/01/32, Callable 4/01/20	1,075,000	1,126,052
State of Kansas Department of Transportation, 5.00%, 9/01/23	200,000	238,198
State of Kansas Department of Transportation, RB,
5.00%, 9/01/24	500,000	605,970
5.00%, 9/01/31, Callable 9/01/27	1,000,000	1,226,440
5.00%, 9/01/34, Callable 9/01/25	1,260,000	1,485,666
		9,358,827

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 97.6% (continued)
Municipal Bonds — 97.6% (continued)
Utilities — 20.6%
City of Lawrence Water & Sewage System Revenue, RB,
4.00%, 11/01/17	1,000,000	1,000,000
4.00%, 11/01/38, Callable 11/01/25	1,000,000	1,056,050
City of Lawrence, Water, RB, 4.30%, 11/01/22, Callable 11/01/18	235,000	242,153
City of Olathe KS Water & Sewer System Revenue, RB, 4.00%, 7/01/24, Callable 1/01/24	250,000	283,040
City of Topeka Combined Utility Revenue, RB,
4.00%, 8/01/26, Callable 8/01/21	2,600,000	2,801,422
3.38%, 8/01/32, Callable 8/01/20	1,335,000	1,347,709
3.50%, 8/01/33, Callable 8/01/20	2,285,000	2,307,621
City of Topeka, Utilities, RB, 4.50%, 8/01/33, Callable 8/01/19	650,000	680,154
City of Wichita Water & Sewer Utility, RB,
4.00%, 10/01/20	500,000	539,370
5.00%, 10/01/26	765,000	946,580
3.25%, 10/01/31, Callable 10/01/20	1,070,000	1,078,282
City of Wichita, Utilities, RB,
5.00%, 10/01/25, Callable 10/01/21	1,000,000	1,130,920
5.00%, 10/01/28, Callable 10/01/21	2,650,000	2,980,799
City of Wichita, Water, RB, 5.00%, 10/01/39, Pre-Refunded 10/01/19	1,000,000	1,072,860
City of Wichita, Water/Sewer, RB,
4.00%, 10/01/29, Callable 10/01/20	1,000,000	1,049,360
5.00%, 10/01/29, Pre-Refunded 10/01/19	750,000	804,645
4.00%, 10/01/30, Callable 10/01/20	1,000,000	1,048,500
Johnson County Water District No. 1, Water, RB,
3.25%, 7/01/20, Callable 7/01/18	1,440,000	1,460,794
3.25%, 12/01/30, Callable 12/01/17	3,615,000	3,622,664
Kansas Development Finance Authority, Water, RB, 4.00%, 3/01/27, Callable 3/01/19	775,000	803,443
Kansas Power Pool, Power, RB, 5.00%, 12/01/31, Pre-Refunded 12/01/20	1,000,000	1,113,290
Kansas Power Pool, Utilities, RB,
5.00%, 12/01/19	600,000	643,746
5.00%, 12/01/23, Callable 12/01/22	200,000	230,518
5.00%, 12/01/28, Callable 12/01/25	700,000	817,271
Kansas Rural Water Finance Authority, Water, RB, 4.10%, 9/01/34, Callable 3/01/21	270,000	274,444
Marais Des Cygnes Public Utility Authority, Water, RB, AGC,
4.63%, 12/01/38, Pre-Refunded 12/01/17	340,000	340,422
4.63%, 12/01/38, Pre-Refunded 12/01/17	245,000	244,731
4.63%, 12/01/38, Pre-Refunded 12/01/17	235,000	235,700
Puerto Rico Electric Power Authority, Power, RB, NATL-RE, 5.00%, 7/01/19	1,000,000	1,020,740
Wyandotte County-Kansas City Unified Government, 5.00%, 9/01/24, Pre-Refunded 3/01/19	800,000	841,088
Wyandotte County-Kansas City Unified Government Utility System Improvement RB, 5.00%, 9/01/31, Callable 9/01/26	500,000	585,515
Wyandotte County-Kansas City Unified Government Utility System, RB,
5.00%, 9/01/31, Callable 9/01/25	850,000	998,929
5.00%, 9/01/32, Callable 9/01/22	1,090,000	1,238,752
5.00%, 9/01/33, Callable 9/01/25	100,000	116,516
Wyandotte County-Kansas City Unified Government, RB,
4.25%, 9/01/23, Callable 3/01/20	500,000	526,885
5.00%, 9/01/27, Callable 9/01/21	1,300,000	1,449,201
		36,934,114
Total Municipal Bonds (Cost $168,940,230)		175,163,483

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Kansas Tax-Exempt Bond Fund	October 31, 2017

Security Description	Shares	Value ($)
Short-Term Investment — 2.9%
Money Market Fund — 2.9%
Federated Treasury Obligations Fund, Institutional Shares, 0.90% (b)	5,274,024	5,274,024
Total Short-Term Investment (Cost $5,274,024)		5,274,024

Total Investments (Cost $174,214,254(c)) — 100.5%		$180,437,507

Liabilities in excess of other assets — (0.5)%		(907,758)

NET ASSETS — 100.0%		$179,529,749

*	All Callable and Pre-Refunded are @ 100 unless stated otherwise.
(a)	Variable Rate Security
(b)	Rate listed is the 7-day effective yield at 10/31/17.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

BAM — Build America Mutual

COP — Certificate of Participation

FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)

GNMA — Government National Mortgage Association

GO — General Obligation

NATL-RE — National Public Finance Guaranty Corp. (formerly MBIA)

RB — Revenue Bonds

UT — Unlimited Tax

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$175,163,483	$—	$175,163,483
Short-Term Investment	5,274,024	—	—	5,274,024
Total Investments	$5,274,024	$175,163,483	$—	$180,437,507

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence Carret Core Plus Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 99.0%
Collateralized Mortgage Obligations — 3.8%
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 3.30%, 6/25/34, Callable 11/25/17 (a)	17,392	17,793
Fannie Mae REMICS,
Series 1994-77, Class FB, 2.74% (LIBOR 1 Month+150 basis points), 4/25/24, Demand Date 11/25/17 (b) (c)	18,622	19,043
Series 2002-44, Class FJ, 2.24% (LIBOR 1 Month+100 basis points), 4/25/32, Demand Date 11/25/17 (b) (c)	19,775	20,116
Series 2002-60, Class FV, 2.24% (LIBOR 1 Month+100 basis points), 4/25/32, Demand Date 11/25/17 (b) (c)	14,808	15,165
Series 2002-66, Class FG, 2.24% (LIBOR 1 Month+100 basis points), 9/25/32, Demand Date 11/25/17 (b) (c)	16,751	17,061
Series 2002-69, Class FA, 2.24% (LIBOR 1 Month+100 basis points), 10/25/32, Demand Date 11/25/17 (b) (c)	13,802	14,050
Series 2003-106, Class FA, 2.14% (LIBOR 1 Month+90 basis points), 11/25/33, Demand Date 11/25/17 (b) (c)	9,506	9,693
Series 2007-88, Class FW, 1.79% (LIBOR 1 Month+55 basis points), 9/25/37, Demand Date 11/25/17 (b) (c)	9,365	9,492
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44	31,349	36,633
Freddie Mac REMICS, Series 1382, Class KA, 2.39% (LIBOR 1 Month+115 basis points) , 10/15/22, Callable 11/15/17, Demand Date 11/15/17 (b) (c)	15,833	16,164
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 1.69% (LIBOR 1 Month+45 basis points) , 3/25/18, Callable 11/25/17, Demand Date 11/27/17 (b) (c)	1,341	1,340
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.73%, 3/25/33, Callable 11/25/17 (a)	33,710	33,958
WFRBS Commercial Mortgage Trust,
Series 2012-C8, Class B, 4.31%, 8/15/45	850,000	895,446
Series 2013-C12, Class B, 3.86%, 3/15/48 (a)	775,000	794,569
Total Collateralized Mortgage Obligations (Cost $1,915,438)		1,900,523

Commercial Mortgage-Backed Security — 1.5%
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class B, 4.14%, 2/15/48 (a)	775,000	783,100
Total Commercial Mortgage-Backed Security (Cost $792,931)		783,100

Corporate Bonds — 65.3%
Consumer Discretionary — 8.0%
AutoZone, Inc., 4.00%, 11/15/20, Callable 8/15/20	650,000	679,580
Dollar Tree, Inc., 5.75%, 3/01/23, Callable 3/01/18 @104.313 (d)	825,000	868,312
General Motors Co., 4.88%, 10/02/23	800,000	873,399
Lennar Corp., 4.50%, 6/15/19, Callable 4/16/19	275,000	283,594
Liberty Interactive LLC, 8.50%, 7/15/29	400,000	448,000
Limited Brands, Inc., 6.63%, 4/01/21	125,000	138,281
Limited Brands, Inc., 5.63%, 2/15/22	275,000	295,488
Tribune Media Co., 5.88%, 7/15/22, Callable 7/15/18	400,000	417,000
		4,003,654
Consumer Staples — 1.6%
JM Smucker Co. (The), 3.50%, 10/15/21	800,000	830,962

Energy — 4.2%
BP Capital Markets PLC, 3.25%, 5/06/22 (e)	800,000	828,398
Phillips 66, 4.30%, 4/01/22	800,000	857,817
Transocean, Inc., 6.00%, 3/15/18 (c)	400,000	406,360
		2,092,575

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Carret Core Plus Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 99.0% (continued)
Corporate Bonds — 65.3% (continued)
Financials — 19.9%
Bank of America Corp., 5.65%, 5/01/18	550,000	560,658
Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25	530,000	537,095
Capital One Financial Corp., 4.75%, 7/15/21	690,000	744,377
Citigroup, Inc., 3.88%, 10/25/23	800,000	838,225
Deutsche Bank AG/London, 1.88%, 2/13/18 (d)	800,000	800,220
Goldman Sachs Group, Inc. (The), 6.00%, 6/15/20	800,000	875,325
Huntington Bancshares, Inc., 2.60%, 8/02/18, Callable 7/02/18	550,000	553,417
Icahn Enterprises Finance Corp., 5.88%, 2/01/22, Callable 12/01/17	400,000	414,752
Janus Capital Group, Inc., 4.88%, 8/01/25, Callable 5/01/25	800,000	861,499
Leucadia National Corp., 5.50%, 10/18/23, Callable 1/18/23	800,000	852,420
Prudential Financial, Inc., 5.38%, 6/21/20	735,000	796,770
SunTrust Banks, Inc., 2.90%, 3/03/21, Callable 2/03/21	550,000	559,530
Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19	800,000	811,789
Synovus Financial Corp., 7.88%, 2/15/19	725,000	779,556
		9,985,633
Health Care — 3.4%
Amgen, Inc., 3.88%, 11/15/21, Callable 8/15/21	800,000	842,351
C.R. Bard, Inc., 4.40%, 1/15/21, Callable 10/15/20	800,000	838,494
		1,680,845
Industrials — 2.5%
American Airlines Group, Inc., 6.13%, 6/01/18	400,000	409,000
Arconic, Inc., 5.72%, 2/23/19	400,000	418,988
TRI Pointe Homes, Inc., 4.38%, 6/15/19	400,000	412,500
		1,240,488
Information Technology — 10.0%
CDK Global, Inc., 3.80%, 10/15/19, Callable 9/15/19	800,000	822,000
Dell, Inc., 7.10%, 4/15/28	400,000	450,000
eBay, Inc., 2.20%, 8/01/19, Callable 7/01/19	800,000	803,242
Intel Corp., 2.70%, 12/15/22	800,000	814,928
QUALCOMM, Inc., 3.00%, 5/20/22	800,000	816,751
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25	800,000	818,509
Western Digital Corp., 10.50%, 4/01/24, Callable 4/01/19	400,000	470,400
		4,995,830
Materials — 3.3%
Ball Corp., 5.00%, 3/15/22	275,000	298,031
Freeport-McMoRan, Inc., 2.38%, 3/15/18	400,000	401,000
Steel Dynamics, Inc., 5.25%, 4/15/23, Callable 4/15/18	400,000	415,000
WestRock RKT Co., 4.45%, 3/01/19	550,000	566,202
		1,680,233
Real Estate — 4.6%
HCP, Inc., 2.63%, 2/01/20, Callable 11/01/19	765,000	772,147
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21	720,000	729,612
Washington Real Estate Investment Trust, 3.95%, 10/15/22, Callable 7/15/22	800,000	827,921
		2,329,680
Telecommunication Services — 3.9%
CCO Holdings Capital Corp., 5.75%, 9/01/23, Callable 3/01/18	400,000	415,500
CenturyLink, Inc., 6.75%, 12/01/23	275,000	287,100
T-Mobile USA, Inc., 6.84%, 4/28/23, Callable 4/28/18	400,000	423,000
Time Warner Cable, Inc., 6.75%, 7/01/18	800,000	825,612
		1,951,212
Utilities — 3.9%
American Electric Power Co., Inc., 2.95%, 12/15/22, Callable 9/15/22	800,000	815,536
Dominion Resources, Inc., 1.90%, 6/15/18	550,000	551,116

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Carret Core Plus Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
Long Term Investments* — 99.0% (continued)
Corporate Bonds — 65.3% (continued)
Utilities — 3.9% (Continued)
Enterprise Products Operating LLC, 5.20%, 9/01/20	570,000	616,586
		1,983,238
Total Corporate Bonds (Cost $32,491,989)		32,774,350

Mortgage Derivatives - IO STRIPS — 0.1%
Fannie Mae Interest Strip,
Series 386, Class 2, 5.00%, 11/25/37 (a)	64,924	13,982
Series 386, Class 1, 5.00%, 11/25/37	88,564	17,948
Total Mortgage Derivatives - IO STRIPS (Cost $42,924)		31,930

U.S. Government Agency Pass-Through Securities — 24.1%
Federal Home Loan Mortgage Corporation — 13.3%
6.00%, Pool #J01657, 4/01/21	11,639	11,998
4.50%, Pool #E02698, 6/01/25	209,284	221,945
3.14% Pool #846367, (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+226 basis points), 4/01/29, Demand Date 11/01/17 (a) (b)	3,497	3,660
6.50%, Pool #C00742, 4/01/29	91,089	102,773
7.50%, Pool #G01548, 7/01/32	33,360	40,165
6.00%, Pool #G04457, 5/01/38	67,576	77,147
5.00%, Pool #A89640, 11/01/39	395,061	434,651
5.50%, Pool #G05903, 3/01/40	233,571	261,557
3.50%, Pool #Q11547, 9/01/42	1,318,194	1,361,961
3.50%, Pool #G08554, 10/01/43	1,664,509	1,719,919
4.00%, Pool #V81429, 11/01/44	524,866	551,173
4.00%, Pool #G08677, 11/01/45	1,781,069	1,870,339
		6,657,288
Federal National Mortgage Association — 10.5%
4.50%, Pool #MA0776, 6/01/31	217,377	233,210
3.22%, Pool #759385, (LIBOR 12 Month+160 basis points), 1/01/34, Demand Date 12/01/17 (b) (c)	15,644	16,506
3.05%, Pool #776486, (LIBOR 6 Month+155 basis points), 3/01/34, Demand Date 01/01/18 (b) (c)	35,401	36,763
3.63%, Pool #791523, (LIBOR 6 Month+226 basis points), 7/01/34, Demand Date 12/01/17 (b) (c)	18,725	19,657
2.92%, Pool #810896, (LIBOR 6 Month+151 basis points), 1/01/35, Demand Date 11/01/17 (b) (c)	164,275	170,457
5.00%, Pool #735580, 6/01/35	184,951	202,341
5.50%, Pool #AD0110, 4/01/36	136,113	153,060
6.00%, Pool #AD4941, 6/01/40	133,492	149,757
3.00%, Pool #AU1629, 7/01/43	1,974,174	1,986,440
3.50%, Pool #AY6497, 3/01/45	1,037,449	1,067,550
4.00%, Pool #AS6121, 11/01/45	1,182,923	1,242,346
		5,278,087
Government National Mortgage Association — 0.3%
6.50%, Pool #455165, 7/15/28	143,200	158,626
Total U.S. Government Agency Pass-Through Securities (Cost $11,979,392)		12,094,001

U.S. Treasury Obligations — 4.2%
U.S. Treasury Notes — 4.2%
2.13%, 12/31/21	500,000	504,160
2.13%, 6/30/22	800,000	804,906
1.75%, 5/15/23	800,000	785,782
Total U.S. Treasury Obligations (Cost $2,131,113)		2,094,848
Total Long Term Investments (Cost $49,353,787)		49,678,752

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence Carret Core Plus Fund	October 31, 2017

Security Description	Shares	Value ($)
Short-Term Investments — 0.4%
Money Market Fund — 0.4%
Federated Government Obligations Fund, Premier Shares, 0.95% (f)	194,054	194,054
Total Short-Term Investment (Cost $194,054)		194,054

Total Investments (Cost $49,547,841(g)) — 99.4%		$49,872,806

Other assets in excess of liabilities — 0.6%		302,704

NET ASSETS — 100.0%		$50,175,510

*	All Callable are @ 100 unless stated otherwise.
(a)	Variable Rate Security
(b)	The demand date is either (i) the date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is used to determine the average maturity for the fund.
(c)	Floating Rate Security
(d)	Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $868,312, or 1.73% of net assets.
(e)	Foreign security incorporated outside the United States.
(f)	Rate listed is the 7-day effective yield at 10/31/17.
(g)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

IO — Interest Only

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

STRIPS — Separately Traded Registered Interest and Principal of Securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$1,900,523	$—	$1,900,523
Commercial Mortgage-Backed Security	—	783,100	—	783,100
Corporate Bonds	—	32,774,350	—	32,774,350
Mortgage Derivatives - IO STRIPS	—	31,930	—	31,930
U.S. Government Agency Pass-Through Securities	—	12,094,001	—	12,094,001
U.S. Treasury Obligations	—	2,094,848	—	2,094,848
Short-Term Investment	194,054	—	—	194,054
Total Investments	$194,054	$49,678,752	$—	$49,872,806

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments
American Independence U.S. Inflation-Protected Fund	October 31, 2017

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 98.7%
U.S. Treasury Inflation-Indexed Bonds — 35.0%
2.38%, 1/15/25	4,504,932	5,135,510
2.00%, 1/15/26	5,611,770	6,298,701
2.38%, 1/15/27	3,585,096	4,181,344
1.75%, 1/15/28	7,608,757	8,509,718
3.63%, 4/15/28	1,920,068	2,511,030
2.50%, 1/15/29	8,125,285	9,793,284
3.88%, 4/15/29	4,057,405	5,506,693
2.13%, 2/15/40	1,457,257	1,836,412
2.13%, 2/15/41	1,141,209	1,446,362
0.75%, 2/15/42	5,844,167	5,661,946
1.38%, 2/15/44	7,923,374	8,764,068
1.00%, 2/15/46	3,073,136	3,127,386
0.88%, 2/15/47	5,697,234	5,629,021
		68,401,475
U.S. Treasury Inflation-Indexed Notes — 63.7%
2.13%, 1/15/19	423,073	435,189
0.13%, 4/15/19	14,109,241	14,148,550
1.38%, 1/15/20	1,293,061	1,336,902
0.13%, 4/15/20	20,611,020	20,688,084
1.13%, 1/15/21	2,400,493	2,490,958
0.13%, 4/15/21	16,510,320	16,544,347
0.13%, 1/15/22	803,733	805,022
0.13%, 4/15/22	1,665,609	1,663,380
0.13%, 7/15/22	2,135	2,143
0.13%, 1/15/23	8,308,609	8,275,674
0.38%, 7/15/23	1,678,346	1,697,187
0.63%, 1/15/24	27,802,070	28,334,230
0.25%, 1/15/25	2,016,990	1,995,198
0.38%, 7/15/25	1,022,797	1,022,095
0.63%, 1/15/26	9,141,868	9,257,412
0.13%, 7/15/26	4,738,835	4,606,806
0.38%, 1/15/27	335,376	330,986
0.38%, 7/15/27	10,674,183	10,555,283
		124,189,446
Total U.S. Treasury Inflation-Indexed Securities (Cost $193,067,085)		192,590,921

	Shares
Short-Term Investments — 8.4%
Money Market Fund — 8.4%
Federated Treasury Obligations Fund, Institutional Shares, 0.90% (a)	16,498,864	16,498,864
Total Short-Term Investment (Cost $16,498,864)		16,498,864

Total Investments (Cost $209,565,949(b)) — 107.1%		$209,089,785

Liabilities in excess of other assets — (7.1)%		(13,915,275)

NET ASSETS — 100.0%		$195,174,510

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust	Schedule of Investments (Continued)
American Independence U.S. Inflation-Protected Fund	October 31, 2017

Number of Contracts	Description	Expiration Date	Notional Value($)	Value At October 31, 2017	Unrealized Appreciation (Depreciation)($)
FUTURES CONTRACTS — 0.0% (C)
Futures Contracts Purchased — 0.0% (c)
2	December 2017, 10-Year Treasury Note, expiration 12/29/2017	December 2017	249,875	246,934	(2,941)
17	December 2017, Ultra 10-Year Treasury Note, expiration 12/29/2017	December 2017	2,276,672	2,271,064	(5,608)
19	December 2017, 2-Year Treasury Note, expiration 01/04/2018	January 2018	4,091,829	4,121,263	29,434
			6,618,376	6,639,261	20,885
Futures Contracts Sold — 0.0% (c)
(8)	December 2017, Long Treasury Bond, expiration 12/29/2017	December 2017	(1,219,750)	(1,195,514)	24,236
(5)	December 2017, Ultra Long Treasury Note, expiration 12/29/2017	December 2017	(823,906)	(811,669)	12,237
(28)	December 2017, 5-Year Treasury Note, expiration 01/04/2018	January 2018	(3,281,250)	(3,303,347)	(22,097)
			(5,324,906)	(5,310,530)	14,376
	Total Unrealized Appreciation		$1,293,470	$1,328,731	$35,261

(a)	Rate listed is the 7-day effective yield at 10/31/17.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Rounds to less than 0.1%.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Inflation-Indexed Securities	$—	$192,590,921	$—	$192,590,921
Short-Term Investments	16,498,864	—	—	16,498,864
Total Investments	$16,498,864	$192,590,921	$—	$209,089,785

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$20,885	$—	$—	$20,885
Futures Contracts Sold	14,376	—	—	14,376
Total Other Financial Instruments	$35,261	$—	$—	$35,261

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ depreciation.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Assets and Liabilities
October 31, 2017

	American Independence Hillcrest Small Cap Value Fund	American Independence JAForlines Global Tactical Allocation Fund	American Independence Kansas Tax-Exempt Bond Fund	American Independence Carret Core Plus Fund
Assets
Investments, at cost	$4,610,099	$127,333,313	$174,214,254	$49,547,841
Investments, at value	$5,100,641	$137,826,172	$180,437,507	$49,872,806
Interest and dividends receivable	2,355	2,680	1,942,009	397,847
Receivable for capital shares issued	—	515,317	28,396	84,246
Receivable for investments sold	—	—	—	43
Receivable from Investment Adviser	13,122	—	—	—
Prepaid expenses	2,959	28,718	28,329	9,758
Total assets	$5,119,077	$138,372,887	$182,436,241	$50,364,700

Liabilities
Distributions payable	$—	$—	$359,456	$71,756
Payable for investments purchased	—	—	2,395,184	—
Payable for capital shares redeemed	—	107,823	39,750	62,434
Accrued expenses and other payables:
Investment advisory	—	37,385	19,477	5,512
Administration	534	14,515	18,985	5,376
Distribution and Service	236	23,390	4,411	41
Fund Accounting	2,117	3,033	7,446	4,552
Trustees	180	1,070	1,100	—
Other	27,720	48,270	60,683	39,519
Total liabilities	30,787	235,486	2,906,492	189,190
Net Assets	$5,088,290	$138,137,401	$179,529,749	$50,175,510

Composition of Net Assets
Capital	$4,089,946	$123,515,047	$173,928,734	$50,078,516
Accumulated (distributions in excess of) net investment income	—	798,190	72,211	2,834
Accumulated net realized gains (losses) from investment transactions	507,802	3,331,305	(694,449)	(230,805)
Net unrealized appreciation (depreciation)	490,542	10,492,859	6,223,253	324,965
Net Assets	$5,088,290	$138,137,401	$179,529,749	$50,175,510

Net Assets By Share Class
Institutional Class Shares	$4,448,198	$72,453,769	$167,373,399	$50,068,907
Class A Shares	628,737	61,546,432	11,462,171	106,603
Class C Shares	11,355	4,137,200	694,179	—
Net Assets	$5,088,290	$138,137,401	$179,529,749	$50,175,510

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	345,869	5,991,728	15,389,312	4,638,613
Class A Shares	49,105	5,110,693	1,053,700	9,799
Class C Shares	896	348,914	63,837	—

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$12.86	$12.09	$10.88	$10.79
Class A Shares	$12.80	$12.04	$10.88	$10.88
Class C Shares*	$12.67	$11.86	$10.87	$—

Maximum Sales Charge
Class A Shares	5.75%	5.75%	4.25%	4.25%
Class C Shares**	1.00%	1.00%	1.00%	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$13.58	$12.77	$11.36	$11.36

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Assets and Liabilities – (Continued)
October 31, 2017

American Independence U.S. Inflation- Protected Fund
Assets
Investments, at cost	$209,565,949
Investments, at value	$209,089,785
Collateral held at broker	34,633
Interest and dividends receivable	372,420
Receivable for capital shares issued	427,175
Receivable from Investment Adviser	12,486
Prepaid expenses	50,323
Total assets	$209,986,822

Liabilities
Distributions payable	$7,971
Payable for investments purchased	14,615,846
Payable for capital shares redeemed	72,769
Variation margin (See Note 9)	3,209
Accrued expenses and other payables:
Administration	28,447
Distribution and Service	18,007
Fund Accounting	5,091
Trustees	4,427
Other	56,545
Total liabilities	14,812,312
Net Assets	$195,174,510

Composition of Net Assets
Capital	$205,934,321
Accumulated (distributions in excess of) net investment income	1,442,026
Accumulated net realized gains (losses) from investment transactions	(11,760,934)
Net unrealized appreciation (depreciation)	(440,903)
Net Assets	$195,174,510

Net Assets By Share Class
Institutional Class Shares	$154,655,868
Premier Class Shares	1,122,470
Class A Shares	26,993,525
Class C Shares	12,402,647
Net Assets	$195,174,510

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	14,526,754
Premier Class Shares	105,990
Class A Shares	2,548,796
Class C Shares	1,201,857

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$10.65
Premier Class Shares	$10.59
Class A Shares	$10.59
Class C Shares*	$10.32

Maximum Sales Charge
Class A Shares	4.25%
Class C Shares**	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$11.06

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Operations
For the Year Ended October 31, 2017

	American Independence Hillcrest Small Cap Value Fund	American Independence JAForlines Global Tactical Allocation Fund	American Independence Kansas Tax-Exempt Bond Fund	American Independence Carret Core Plus Fund
Investment Income:
Dividend	$96,804	$3,269,954	$—	$—
Interest	1,321	15,501	6,308,485	1,536,664
Other income	—	—	—	2,332
Total Investment Income	98,125	3,285,455	6,308,485	1,538,996

Expenses:
Investment advisory	58,003	849,169	552,112	214,708
Administration	7,251	141,528	230,047	67,096
Distribution - Class A Shares	4,524	134,254	28,725	1,593
Distribution - Class C Shares	290	33,575	7,256	—
Service - Class A Shares	4,524	134,254	28,725	1,593
Service - Class C Shares	97	11,192	2,418	—
Accounting	25,894	38,239	86,478	52,528
Audit expenses	20,857	31,679	35,355	23,285
Compliance services	8,571	17,371	23,954	12,958
Custodian	1,160	22,621	36,824	10,749
Legal expenses	519	6,928	13,882	4,871
Shareholder Reporting	1,388	18,026	15,964	6,946
State registration expenses	16,111	46,649	16,230	16,727
Transfer Agent	45,386	188,528	51,405	32,133
Trustees	977	16,053	26,794	8,300
Insurance	479	10,577	21,243	9,199
Other	3,827	5,660	9,762	5,070
Total expenses before fee reductions	199,858	1,706,303	1,187,174	467,756
Expenses reduced by: Adviser	(117,924)	(317,597)	(236,681)	(223,022)
Distribution/service fees (Class A)	(2,172)	(64,442)	(12,639)	(956)
Net Expenses	79,762	1,324,264	937,854	243,778

Net Investment Income	18,363	1,961,191	5,370,631	1,295,218

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) from investment transactions	536,547	3,920,283	(244,507)	(103,029)
Net change in unrealized appreciation/depreciation from investments	389,662	9,660,783	(3,649,118)	(1,083,136)
Net realized and unrealized gains (losses)	926,209	13,581,066	(3,893,625)	(1,186,165)

Net Increase in Net Assets Resulting from Operations	$944,572	$15,542,257	$1,477,006	$109,053

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Operations – (Continued)
For the Year Ended October 31, 2017

American Independence U.S. Inflation- Protected Fund
Investment Income:
Interest	$5,898,458
Total Investment Income	5,898,458

Expenses:
Investment advisory	1,172,238
Administration	366,324
Distribution - Class A Shares	44,624
Distribution - Class C Shares	88,039
Service - Class A Shares	44,624
Service - Class C Shares	29,346
Service - Premier Class Shares	2,558
Accounting	62,265
Audit expenses	39,913
Compliance services	32,956
Custodian	29,205
Legal expenses	22,556
Shareholder Reporting	25,033
State registration expenses	45,756
Transfer Agent	122,055
Trustees	44,179
Insurance	29,080
Other	12,899
Total expenses before fee reductions	2,213,650
Expenses reduced by: Adviser	(1,067,863)
Distribution/service fees (Class A)	(8,861)
Net Expenses	1,136,926

Net Investment Income	4,761,532

Realized and unrealized gains (losses) on investments, futures, and foreign currency transactions:
Net realized loss from investment transactions	(471,059)
Net realized loss from redemptions in-kind	(281,039)
Net realized gain from futures contracts	420,110
Net change in unrealized appreciation/depreciation from investments	(5,641,631)
Net change in unrealized appreciation/depreciation from futures contracts	(217,784)
Net realized and unrealized gains (losses)	(6,191,403)

Net Decrease in Net Assets Resulting from Operations	$(1,429,871)

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets

	American Independence Hillcrest Small Cap Value Fund		American Independence JAForlines Global Tactical Allocation Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016*	Year Ended October 31, 2017	Year Ended October 31, 2016
Investment Operations:
Net investment income	$18,363	$10,859	$1,961,191	$1,887,661
Net realized gains (losses)	536,547	(45,331)	3,920,283	(869,006)
Net change in unrealized appreciation	389,662	100,880	9,660,783	1,212,214
Net increase in net assets resulting from operations	944,572	66,408	15,542,257	2,230,869
Distributions:
From net investment income:
Institutional Class Shares	(9,320)	—	(720,260)	(484,129)
Class A Shares	(3,504)	—	(563,180)	(680,507)
Class C Shares	—	—	(17,786)	(69,943)
Decrease in net assets from distributions	(12,824)	—	(1,301,226)	(1,234,579)
Net increase (decrease) in net assets from capital transactions	(1,738,989)	5,829,123	16,758,982	42,887,500
Total increase (decrease) in net assets	(807,241)	5,895,531	31,000,013	43,883,790
Net Assets:
Beginning of year	5,895,531	—	107,137,388	63,253,598
End of year	$5,088,290	$5,895,531	$138,137,401	$107,137,388
Accumulated net investment income	$—	$5,528	$798,190	$406,016
Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$2,073,617	$3,026,749	$30,834,298	$30,189,836
Dividends reinvested	8,807	—	490,606	367,108
Cost of shares redeemed	(893,625)	(287,905)	(11,783,964)	(5,318,822)
Institutional Class Shares capital transactions	1,188,799	2,738,844	19,540,940	25,238,122
Class A Shares
Proceeds from shares issued	1,140,889	3,211,140	24,876,625	32,234,644
Dividends reinvested	3,499	—	281,975	281,631
Cost of shares redeemed	(4,043,614)	(154,655)	(26,350,301)	(14,830,497)
Class A Shares capital transactions	(2,899,226)	3,056,485	(1,191,701)	17,685,778
Class C Shares
Proceeds from shares issued	12,000	36,260	540,680	2,075,353
Dividends reinvested	—	—	15,079	57,172
Cost of shares redeemed	(40,562)	(2,466)	(2,146,016)	(2,168,925)
Class C Shares capital transactions	(28,562)	33,794	(1,590,257)	(36,400)
Net increase (decrease) in net assets from capital transactions	$(1,738,989)	$5,829,123	$16,758,982	$42,887,500
Share Transactions:
Institutional Class Shares
Issued	162,563	280,064	2,718,628	2,852,595
Reinvested	687	—	45,399	35,067
Redeemed	(71,730)	(25,715)	(1,062,820)	(501,530)
Change in Institutional Class Shares	91,520	254,349	1,701,207	2,386,132
Class A Shares
Issued	91,242	295,839	2,203,305	3,056,585
Reinvested	273	—	26,027	27,068
Redeemed	(324,047)	(14,202)	(2,395,818)	(1,427,253)
Change in Class A Shares	(232,532)	281,637	(166,486)	1,656,400
Class C Shares
Issued	999	3,422	48,482	198,648
Reinvested	—	—	1,324	5,602
Redeemed	(3,285)	(240)	(196,239)	(210,633)
Change in Class C Shares	(2,286)	3,182	(146,433)	(6,383)

*	From December 31, 2015 (commencement of operations) through October 31, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets - (Continued)

	American Independence Kansas Tax-Exempt Bond Fund		American Independence Carret Core Plus Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Investment Operations:
Net investment income	$5,370,631	$5,686,354	$1,295,218	$2,031,124
Net realized gains (losses)	(244,507)	3,335	(103,029)	576,000
Net change in unrealized appreciation/depreciation	(3,649,118)	(477,351)	(1,083,136)	1,042,203
Net increase in net assets resulting from operations	1,477,006	5,212,338	109,053	3,649,327
Distributions:
From net investment income:
Institutional Class Shares	(5,057,517)	(5,380,356)	(1,407,361)	(2,260,973)
Class A Shares	(294,193)	(287,049)	(14,670)	(29,898)
Class C Shares	(18,921)	(20,356)	—	—
From net realized gains:
Institutional Class Shares	—	—	(278,545)	(993,165)
Class A Shares	—	—	(7,175)	(12,188)
Decrease in net assets from distributions	(5,370,631)	(5,687,761)	(1,707,751)	(3,296,224)
Net increase (decrease) in net assets from capital transactions	(20,030,571)	10,248,457	(40,779,821)	(6,474,822)
Total increase (decrease) in net assets	(23,924,196)	9,773,034	(42,378,519)	(6,121,719)
Net Assets:
Beginning of year	203,453,945	193,680,911	92,554,029	98,675,748
End of year	$179,529,749	$203,453,945	$50,175,510	$92,554,029
Accumulated (distributions in excess of) net investment income	$72,211	$72,211	$2,834	$3,135
Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$28,351,865	$32,270,430	$8,979,624	$12,211,117
Dividends reinvested	453,721	326,415	772,275	2,317,088
Cost of shares redeemed	(48,557,589)	(23,352,111)	(49,293,550)	(21,176,392)
Institutional Class Shares capital transactions	(19,752,003)	9,244,734	(39,541,651)	(6,648,187)
Class A Shares
Proceeds from shares issued	381,419	1,874,639	67,682	450,690
Dividends reinvested	164,729	168,088	20,326	41,961
Cost of shares redeemed	(374,573)	(1,131,127)	(1,326,178)	(319,286)
Class A Shares capital transactions	171,575	911,600	(1,238,170)	173,365
Class C Shares
Proceeds from shares issued	1,536	231,744	—	—
Dividends reinvested	8,118	12,414	—	—
Cost of shares redeemed	(459,797)	(152,035)	—	—
Class C Shares capital transactions	(450,143)	92,123	—	—
Net increase (decrease) in net assets from capital transactions	$(20,030,571)	$10,248,457	$(40,779,821)	$(6,474,822)
Share Transactions:
Institutional Class Shares
Issued	2,598,718	2,882,357	832,086	1,111,463
Reinvested	41,610	29,217	71,782	212,640
Redeemed	(4,458,454)	(2,089,537)	(4,553,547)	(1,937,402)
Change in Institutional Class Shares	(1,818,126)	822,037	(3,649,679)	(613,299)
Class A Shares
Issued	34,999	167,895	6,225	41,029
Reinvested	15,117	15,045	1,880	3,815
Redeemed	(34,278)	(101,132)	(121,798)	(28,581)
Change in Class A Shares	15,838	81,808	(113,693)	16,263
Class C Shares
Issued	142	20,631	—	—
Reinvested	745	1,111	—	—
Redeemed	(42,133)	(13,672)	—	—
Change in Class C Shares	(41,246)	8,070	—	—

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets - (Continued)

	American Independence U.S. Inflation-Protected Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Investment Operations:
Net investment income	$4,761,532	$2,615,263
Net realized gains (losses)	(50,949)	1,495,222
Net realized losses from Redemptions in-kind	(281,039)	—
Net change in unrealized appreciation/depreciation	(5,859,415)	9,836,097
Net increase (decrease) in net assets resulting from operations	(1,429,871)	13,946,582
Distributions:
From net investment income:
Institutional Class Shares	(4,286,082)	(1,428,760)
Premier Class Shares	(26,451)	(14,421)
Class A Shares	(263,202)	(42,633)
Class C Shares	(105,791)	(27,139)
Decrease in net assets from distributions	(4,681,526)	(1,512,953)
Net increase (decrease) in net assets from capital transactions	(67,405,420)	43,342,451
Total increase (decrease) in net assets	(73,516,817)	55,776,080
Net Assets:
Beginning of year	268,691,327	212,915,247
End of year	$195,174,510	$268,691,327
Accumulated net investment income	$1,442,026	$1,362,020
Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$72,814,068	$76,668,228
Dividends reinvested	4,269,942	1,424,671
Cost of shares redeemed	(163,126,986)	(40,542,358)
Institutional Class Shares capital transactions	(86,042,976)	37,550,541
Premier Class Shares
Proceeds from shares issued	590,941	2,208,953
Dividends reinvested	13,820	11,096
Cost of shares redeemed	(1,124,005)	(1,247,424)
Premier Class Shares capital transactions	(519,244)	972,625
Class A Shares
Proceeds from shares issued	19,985,964	3,109,740
Dividends reinvested	256,894	41,835
Cost of shares redeemed	(3,658,489)	(3,827,691)
Class A Shares capital transactions	16,584,369	(676,116)
Class C Shares
Proceeds from shares issued	3,402,690	5,888,715
Dividends reinvested	102,877	25,891
Cost of shares redeemed	(933,136)	(419,205)
Class C Shares capital transactions	2,572,431	5,495,401
Net increase (decrease) in net assets from capital transactions	$(67,405,420)	$43,342,451

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Statements of Changes in Net Assets - (Continued)

	American Independence U.S. Inflation-Protected Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Institutional Class Shares
Issued	6,824,966	7,246,296
Reinvested	401,968	131,800
Redeemed	(15,288,258)	(3,805,656)
Change in Institutional Class Shares	(8,061,324)	3,572,440
Premier Class Shares
Issued	55,750	210,470
Reinvested	1,305	1,029
Redeemed	(105,458)	(115,506)
Change in Premier Class Shares	(48,403)	95,993
Class A Shares
Issued	1,879,080	293,869
Reinvested	24,262	3,922
Redeemed	(344,685)	(364,346)
Change in Class A Shares	1,558,657	(66,555)
Class C Shares
Issued	329,229	579,363
Reinvested	9,946	2,494
Redeemed	(90,065)	(40,275)
Change in Class C Shares	249,110	541,582

The Accompanying Notes are an Integral Part of these Financial Statements.

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American Independence Funds Trust
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
American Independence Hillcrest Small Cap Value Fund

Institutional Class Shares
For the year ended
10/31/2017	$10.95	$0.06		$1.88	$1.94	$(0.03)	$—	$(0.03)	$12.86
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$0.07		$0.88	$0.95	$—	$—	$—	$10.95

Class A Shares
For the year ended
10/31/2017	$10.92	$0.01		$1.88	$1.89	$(0.01)	$—	$(0.01)	$12.80
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$0.03		$0.89	$0.92	$—	$—	$—	$10.92

Class C Shares
For the year ended
10/31/2017	$10.86	$(0.07)		$1.88	$1.81	$—	$—	$—	$12.67
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$(0.03)		$0.89	$0.86	$—	$—	$—	$10.86

American Independence JAForlines Global Tactical Allocation Fund

Institutional Class Shares
For the year ended
10/31/2017	$10.68	$0.22		$1.34	$1.56	$(0.15)	$—	$(0.15)	$12.09
10/31/2016	$10.52	$0.26		$0.09	$0.35	$(0.19)	$—	$(0.19)	$10.68
10/31/2015	$10.69	$0.32		$(0.10)	$0.22	$(0.39)	$—	$(0.39)	$10.52
10/31/2014	$10.18	$0.21		$0.35	$0.56	$(0.05)	$—	$(0.05)	$10.69
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.01	+	$0.17	$0.18	$—	$—	$—	$10.18

Class A Shares
For the year ended
10/31/2017	$10.64	$0.18		$1.33	$1.51	$(0.11)	$—	$(0.11)	$12.04
10/31/2016	$10.50	$0.23		$0.08	$0.31	$(0.17)	$—	$(0.17)	$10.64
10/31/2015	$10.65	$0.29		$(0.10)	$0.19	$(0.34)	$—	$(0.34)	$10.50
10/31/2014	$10.18	$0.24		$0.27	$0.51	$(0.04)	$—	$(0.04)	$10.65
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.00	+^	$0.18	$0.18	$—	$—	$—	$10.18

Class C Shares
For the year ended
10/31/2017	$10.48	$0.11		$1.32	$1.43	$(0.05)	$—	$(0.05)	$11.86
10/31/2016	$10.38	$0.19		$0.05	$0.24	$(0.14)	$—	$(0.14)	$10.48
10/31/2015	$10.56	$0.22		$(0.09)	$0.13	$(0.31)	$—	$(0.31)	$10.38
10/31/2014	$10.17	$0.19		$0.25	$0.44	$(0.05)	$—	$(0.05)	$10.56
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.00	+^	$0.17	$0.17	$—	$—	$—	$10.17

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Calculated based on average shares outstanding during the year or period, unless otherwise noted.
**	Not annualized for periods less than one full year.
***	Annualized for periods less than one full year.

The Accompanying Notes are an Integral Part of these Financial Statements.

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***		Portfolio turnover rate(b)**

17.74%	$4,448	1.25%	3.28%	0.45%		74%

9.50%	$2,785	1.25%	4.66%	0.74%		32%

17.32%	$629	1.63%	3.78%	0.05%		74%

9.20%	$3,076	1.63%	5.16%	0.32%		32%

16.67%	$11	2.25%	4.28%	(0.54%)		74%

8.60%	$35	2.25%	5.66%	(0.31%)		32%

14.78%	$72,454	0.95%	1.23%	1.93%		138%
3.34%	$45,813	0.95%	1.27%	2.48%		129%
2.10%	$20,028	0.94%	1.33%	2.98%		98%
5.52%	$6,329	0.90%	1.73%	2.00%		166%

1.80%	$6,934	0.90%	10.18%	6.14	%****	19%

14.34%	$61,546	1.33%	1.73%	1.59%		138%
2.99%	$56,135	1.33%	1.77%	2.23%		129%
1.75%	$38,019	1.28%	1.75%	2.70%		98%
5.07%	$21,684	1.28%	2.23%	2.32%		166%

1.80%	$3,876	1.28%	10.77%	0.25%		19%

13.66%	$4,137	1.95%	2.23%	1.02%		138%
2.33%	$5,189	1.95%	2.27%	1.85%		129%
1.22%	$5,206	1.86%	2.25%	2.11%		98%
4.32%	$2,962	1.90%	2.73%	1.87%		166%

1.70%	$1	1.90%	11.36%	0.06%		19%

****	Due to the short life of the Fund and significant cash inflows into the Instituional Class at the end of the year; the ratio of net investment income is not indicative of future results.
^	Rounds to less than $0.01.
+	Calculated based on ending shares outstanding during the period.

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the year indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Year	Net investment income (loss)*		Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year
American Independence Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2017	$11.09	$0.32		$(0.21)	$0.11	$(0.32)	$—	$(0.32)	$10.88
10/31/2016	$11.11	$0.33		$(0.02)	$0.31	$(0.33)	$—	$(0.33)	$11.09
10/31/2015	$11.16	$0.35		$(0.05)	$0.30	$(0.35)	$—	$(0.35)	$11.11
10/31/2014	$10.80	$0.37	+	$0.36	$0.73	$(0.37)	$—	$(0.37)	$11.16
10/31/2013	$11.28	$0.35	+	$(0.48)	$(0.13)	$(0.35)	$—	$(0.35)	$10.80

Class A Shares
For the year ended
10/31/2017	$11.09	$0.28		$(0.21)	$0.07	$(0.28)	$—	$(0.28)	$10.88
10/31/2016	$11.11	$0.29		$(0.02)	$0.27	$(0.29)	$—	$(0.29)	$11.09
10/31/2015	$11.16	$0.31		$(0.05)	$0.26	$(0.31)	$—	$(0.31)	$11.11
10/31/2014	$10.80	$0.33	+	$0.36	$0.69	$(0.33)	$—	$(0.33)	$11.16
10/31/2013	$11.28	$0.31	+	$(0.48)	$(0.17)	$(0.31)	$—	$(0.31)	$10.80

Class C Shares
For the year ended
10/31/2017	$11.09	$0.21		$(0.22)	$(0.01)	$(0.21)	$—	$(0.21)	$10.87
10/31/2016	$11.11	$0.22		$(0.02)	$0.20	$(0.22)	$—	$(0.22)	$11.09
10/31/2015	$11.16	$0.24		$(0.05)	$0.19	$(0.24)	$—	$(0.24)	$11.11
10/31/2014	$10.80	$0.26	+	$0.36	$0.62	$(0.26)	$—	$(0.26)	$11.16
10/31/2013	$11.28	$0.24	+	$(0.48)	$(0.24)	$(0.24)	$—	$(0.24)	$10.80

American Independence Carret Core Plus Fund

Institutional Class Shares
For the year ended
10/31/2017	$11.00	$0.26		$(0.12)	$0.14	$(0.29)	$(0.06)	$(0.35)	$10.79
10/31/2016	$10.95	$0.24		$0.19	$0.43	$(0.27)	$(0.11)	$(0.38)	$11.00
10/31/2015	$11.09	$0.22		$(0.05)	$0.17	$(0.24)	$(0.07)	$(0.31)	$10.95
10/31/2014	$10.92	$0.25	+	$0.20	$0.45	$(0.26)	$(0.02)	$(0.28)	$11.09
10/31/2013	$11.32	$0.27	+	$(0.30)	$(0.03)	$(0.29)	$(0.08)	$(0.37)	$10.92

Class A Shares
For the year ended
10/31/2017	$11.08	$0.22		$(0.11)	$0.11	$(0.25)	$(0.06)	$(0.31)	$10.88
10/31/2016	$11.03	$0.20		$0.19	$0.39	$(0.23)	$(0.11)	$(0.34)	$11.08
10/31/2015	$11.17	$0.19		$(0.05)	$0.14	$(0.21)	$(0.07)	$(0.28)	$11.03
10/31/2014	$11.00	$0.21	+	$0.20	$0.41	$(0.22)	$(0.02)	$(0.24)	$11.17
10/31/2013	$11.40	$0.23	+	$(0.29)	$(0.06)	$(0.26)	$(0.08)	$(0.34)	$11.00

(a)	During the year certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Calculated based on average shares outstanding during the period, unless otherwise noted.
+	Caculated based on ending shares outstanding during the period.

The Accompanying Notes are an Integral Part of these Financial Statements.

Ratios/Supplemental Data

Total Return (excludes sales charge)	Net Assets, End of Year (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets(a)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)

1.04%	$167,374	0.48%	0.61%	2.95%	9%
2.80%	$190,780	0.48%	0.60%	2.94%	10%
2.70%	$181,983	0.48%	0.60%	3.12%	13%
6.89%	$183,423	0.48%	0.58%	3.39%	1%
(1.13%)	$232,502	0.48%	0.55%	3.20%	8%

0.65%	$11,462	0.87%	1.11%	2.56%	9%
2.41%	$11,509	0.87%	1.10%	2.55%	10%
2.34%	$10,620	0.83%	1.03%	2.76%	13%
6.47%	$10,186	0.87%	1.08%	3.00%	1%
(1.52%)	$9,815	0.87%	1.05%	2.82%	8%

(0.05%)	$694	1.48%	1.61%	1.96%	9%
1.79%	$1,165	1.48%	1.60%	1.93%	10%
1.74%	$1,077	1.42%	1.54%	2.18%	13%
5.83%	$1,164	1.48%	1.58%	2.38%	1%
(2.11%)	$1,190	1.48%	1.55%	2.21%	8%

1.32%	$50,069	0.45%	0.87%	2.42%	37%
4.00%	$91,186	0.45%	0.74%	2.16%	61%
1.50%	$97,493	0.45%	0.72%	2.03%	68%
4.16%	$101,264	0.44%	0.71%	2.28%	61%
(0.25%)	$106,047	0.42%	0.73%	2.37%	47%

1.07%	$107	0.80%	1.37%	2.07%	37%
3.63%	$1,368	0.80%	1.24%	1.82%	61%
1.18%	$1,183	0.78%	1.17%	1.69%	68%
3.78%	$1,637	0.79%	1.21%	1.93%	61%
(0.57%)	$1,423	0.77%	1.23%	2.05%	47%

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust
Financial Highlights - (Continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
American Independence U.S. Inflation-Protected Fund

Institutional Class Shares
For the year ended
10/31/2017	$10.90	$0.18		$(0.23)	$(0.05)	$(0.20)	$—	$(0.20)	$10.65
10/31/2016	$10.37	$0.12		$0.48	$0.60	$(0.07)	$—	$(0.07)	$10.90
10/31/2015	$10.55	$0.02		$(0.19)	$(0.17)	$(0.01)	$—	$(0.01)	$10.37
10/30/2014	$10.51	$0.10	+	$0.04	$0.14	$(0.10)	$—	$(0.10)	$10.55
10/31/2013	$11.78	$0.10	+	$(0.81)	$(0.71)	$(0.04)	$(0.52)	$(0.56)	$10.51

Premier Class Shares
For the year ended
10/31/2017	$10.85	$0.17		$(0.24)	$(0.07)	$(0.19)	$—	$(0.19)	$10.59
10/31/2016	$10.33	$0.14		$0.45	$0.59	$(0.07)	$—	$(0.07)	$10.85
10/31/2015	$10.53	$0.07		$(0.26)	$(0.19)	$(0.01)	$—	$(0.01)	$10.33
10/30/2014	$10.51	$0.08	+	$0.04	$0.12	$(0.10)	$—	$(0.10)	$10.53
For the period from
4/2/2013 (c) thru 10/31/2013	$11.20	$0.01	+	$(0.69)	$(0.68)	$(0.01)	$—	$(0.01)	$10.51

Class A Shares
For the year ended
10/31/2017	$10.84	$0.13		$(0.24)	$(0.11)	$(0.14)	$—	$(0.14)	$10.59
10/31/2016	$10.34	$0.06		$0.48	$0.54	$(0.04)	$—	$(0.04)	$10.84
10/31/2015	$10.56	$(0.03)		$(0.18)	$(0.21)	$(0.01)	$—	$(0.01)	$10.34
10/30/2014	$10.54	$0.06	+	$0.03	$0.09	$(0.07)	$—	$(0.07)	$10.56
10/31/2013	$11.84	$0.04	+	$(0.80)	$(0.76)	$(0.02)	$(0.52)	$(0.54)	$10.54

Class C Shares
For the year ended
10/31/2017	$10.57	$0.07		$(0.23)	$(0.16)	$(0.09)	$—	$(0.09)	$10.32
10/31/2016	$10.12	$0.03		$0.45	$0.48	$(0.03)	$—	$(0.03)	$10.57
10/31/2015	$10.39	$(0.07)		$(0.19)	$(0.26)	$(0.01)	$—	$(0.01)	$10.12
10/30/2014	$10.37	$(0.02	)+	$0.05	$0.03	$(0.01)	$—	$(0.01)	$10.39
10/31/2013	$11.72	$(0.06)		$(0.75)	$(0.81)	$(0.02)	$(0.52)	$(0.54)	$10.37

(a)	During the year or period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Calculated based on average shares outstanding during the year or period, unless otherwise noted.
**	Not annualized for periods less than one full year.
***	Annualized for periods less than one full year.
+	Caculated based on ending shares outstanding during the period.

The Accompanying Notes are an Integral Part of these Financial Statements.

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

(0.48%)	$154,656	0.32%	0.68%	1.69%	134%
5.76%	$246,216	0.32%	0.68%	1.11%	173%
(1.59%)	$197,226	0.32%	0.69%	0.15%	200%
1.36%	$209,429	0.32%	0.69%	0.87%	167%
(6.36%)	$296,810	0.32%	0.68%	0.49%	193%

(0.65%)	$1,122	0.47%	0.83%	1.61%	134%
5.67%	$1,676	0.47%	0.83%	1.29%	173%
(1.79%)	$604	0.42%	0.79%	0.63%	200%
1.15%	$213	0.47%	0.84%	0.81%	167%

(6.45%)	$12	0.47%	0.83%	0.10%	193%

(0.97%)	$26,994	0.77%	1.18%	1.26%	134%
5.26%	$10,731	0.77%	1.18%	0.55%	173%
(1.97%)	$10,922	0.72%	1.09%	(0.30%)	200%
0.88%	$13,874	0.77%	1.19%	0.51%	167%
(6.77%)	$18,888	0.77%	1.18%	0.14%	193%

(1.52%)	$12,403	1.32%	1.68%	0.69%	134%
4.76%	$10,068	1.32%	1.68%	0.24%	173%
(2.48%)	$4,163	1.22%	1.59%	(0.64%)	200%
0.31%	$1,218	1.32%	1.69%	(0.27%)	167%
(7.32%)	$2,207	1.32%	1.68%	(0.51%)	193%

The Accompanying Notes are an Integral Part of these Financial Statements.

American Independence Funds Trust

Notes to Financial Statements
October 31, 2017

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2017, the Trust offered five series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”):

American Independence Hillcrest Small Cap Value Fund

American Independence JAForlines Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

American Independence Carret Core Plus Fund

American Independence U.S. Inflation-Protected Fund

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The U.S. Inflation-Protected Fund offers four classes of shares: Class A, Class C, Institutional Class, and Premier Class. The Hillcrest Small Cap Value Fund, JAForlines Global Tactical Allocation Fund, and Kansas Tax-Exempt Bond Fund offer three classes of shares: Class A, Class C, and Institutional Class. The Carret Core Plus Fund offers Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. All of the Funds are diversified under the 1940 Act except for Kansas Tax Exempt Bond Fund.

2.	Significant Accounting Policies:

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

American Independence Funds Trust

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies: (Continued)

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by Manifold Fund Advisors, LLC (“Manifold” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1	– quoted prices in active markets for identical securities

• Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3	– significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2017, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic, or industry concentration or type of investment.

With respect to the Funds, there were no transfers into and out of any level during the current period presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ Adviser will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

American Independence Funds Trust

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies: (Continued)

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets. Realized gains and/or losses on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Kansas Tax-Exempt Bond Fund and Carret Core Plus Fund are declared daily and paid monthly. Distributions from net investment income, if any, for the U.S. Inflation-Protected Fund are declared and paid monthly. Distributions from net investment income, if any, for the JAForlines Global Tactical Allocation Fund are declared and paid quarterly. Distributions from net investment income, if any, for the Hillcrest Small Cap Value Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, “Premium Amortization on Purchased Callable Debt Securities.” This ASU shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. Today, entities generally amortize the premium over the contractual life of the security. The new guidance does not change the accounting for purchased callable debt securities held at a discount; the discount continues to be amortized to maturity. ASU No. 2017-08 is effective for interim and annual reporting periods beginning after December 15, 2018; early adoption is permitted. The guidance calls for a modified retrospective transition approach under which a cumulative-effect adjustment will be made to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. Management is currently evaluating the provisions of ASU No. 2017-08 to determine the potential impact the new standard will have on the Funds and the Funds’ Financial Statements.

American Independence Funds Trust

Notes to Financial Statements (Continued)

3.	Related Party Transactions:

Manifold serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and Manifold, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of each Fund’s average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Hillcrest Small Cap Value Fund	1.00%
JAForlines Global Tactical Allocation Fund	0.75%
Kansas Tax-Exempt Bond Fund	0.30%
Carret Core Plus Fund	0.40%
U.S. Inflation-Protected Fund	0.40%

Manifold Fund Advisors, LLC (“Manifold Fund Advisors” or “Adviser”) is the investment adviser to the American Independence Funds Trust (“Trust”), on behalf of the American Independence Carret Core Plus Fund (“Carret Core Plus Fund”), American Independence Hillcrest Small Cap Value Fund (“Hillcrest Small Cap Value Fund”), American Independence JAForlines Global Tactical Allocation Fund (“JAForlines Global Tactical Allocation Fund”), American Independence Kansas Tax-Exempt Bond Fund (“Kansas Tax-Exempt Bond Fund”), and American Independence U.S. Inflation-Protected Fund (“Inflation-Protected Fund”), each a series of the Trust (each a “Fund” and together the “Funds”), pursuant to an Investment Advisory Agreement that was approved by shareholders of the Funds at a Special Meeting of Shareholders held on November 27, 2015.

Information About the Adviser

On May 9, 2017, RiskX Investments, LLC (“RiskX Investments”) entered into a series of transactions pursuant to which RiskX Investments exchanged certain intellectual property and other assets held by RiskX Investments for cancellation of a promissory note and 40,006.26 Non-Voting Common Units of RiskX Investments. Also as part of these transactions, Manifold Partners LLC (“Manifold Partners”) received Non-Voting Common Units of RiskX Investments representing approximately 94% of the economic interest of RiskX Investments. The principal owner of Manifold Partners is The Chalice Fund L.P. (“Chalice”), a private equity fund managed and controlled by Grail Partners LLC (“Grail Partners”), the general partner of Chalice. In addition, Grail Partners and its related affiliates and subsidiaries (including Manifold Partners) currently hold approximately 97% of the economic interest in the Adviser and is deemed to “control” the Adviser (as that term is defined under the 1940 Act). Effective June 1, 2017, RiskX Investments, is known as Manifold Fund Advisors, LLC.

Information About Each of the Sub-Advisers

Hillcrest Asset Management, LLC (“Hillcrest”) is the sub-adviser to the Hillcrest Small Cap Value Fund and is headquartered at 2805 Dallas Pkwy #250, Plano, TX 75093. Grail Partners owns more than 25% of the outstanding shares of Hillcrest and, therefore, is deemed to be a control person of Hillcrest.

J.A. Forlines, LLC is the sub-adviser to the JAForlines Global Tactical Allocation Fund and is located at 63 Forest Avenue, Suite #1, Locust Valley, New York, 11560.

Carret Asset Management, LLC is the sub-adviser to the Carret Core Plus Fund and Kansas Tax-Exempt Bond Fund and is headquartered at 320 Park Avenue, 18th Floor, New York, NY 10022.

BNP Paribas Asset Management USA, Inc. (“BNPPAM”) is the sub-adviser to the Inflation-Protected Fund and has New York offices located at 200 Park Avenue, New York, New York 10166. BNPPAM is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc., a New York corporation.

Pursuant to the expense limitation agreement, Manifold has contractually agreed to waive a portion of its investment advisory fee and to reimburse expenses in order to maintain the Funds’ total operating expenses (excluding taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses or short sale dividend and interest expenses) at not more than the following percentages of average annual net assets effective through March 1, 2018:

Fund	Institutional Class	Class A	Class C	Premier Class
Hillcrest Small Cap Value Fund	1.25%	1.63%	2.25%	N/A
JAForlines Global Tactical Allocation Fund	0.95%	1.33%	1.95%	N/A
Kansas Tax-Exempt Bond Fund	0.48%	0.87%	1.48%	N/A
Carret Core Plus Fund	0.45%	0.80%	N/A	N/A
U.S. Inflation-Protected Fund	0.32%	0.77%	1.32%	0.47%

American Independence Funds Trust

Notes to Financial Statements (Continued)

3.	Related Party Transactions: (Continued)

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest expenses relating to dividends on short sales, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

The following table presents amounts eligible for recovery at October 31, 2017:

	Hillcrest Small Cap Value Fund	JAForlines Global Tactical Allocation Fund	Kansas Tax-Exempt Bond Fund	Carret Core Plus Fund
For eligible expense reimbursements expiring:
October 31, 2018	$—	$173,297	$227,660	$298,179
October 31, 2019	70,898	260,523	235,816	274,027
October 31, 2020	117,924	317,597	236,681	223,022
	$188,822	$751,417	$700,157	$795,228

U.S. Inflation- Protected Fund
For eligible expense reimbursements expiring:
October 31, 2018	$804,280
October 31, 2019	896,319
October 31, 2020	1,067,863
$2,768,462

During fiscal year 2017, net redemptions like those experienced by some advisers in the mutual fund industry coupled with the expenses associated with agreed to mutual fund expense limitations provisions caused downward pressure on the economics of the Adviser. Consequently, the Adviser has initiated several important steps to “right size” the Funds operating expenses by reducing costs and, in addition, has liquidated unprofitable Funds. The Adviser believes these measures should increase operating revenues and eliminate any Net Operating Losses during 2018. The Trust has received assurances from representatives of The Chalice Fund and Manifold Partners, LLC, the control persons of the Adviser, that Manifold Partners LLC and The Chalice Fund intend to continue funding the operations of the Adviser.

Manifold also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

Manifold has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to a sub-administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. Manifold pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix 360 Distributors, LLC serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

Boston Financial Data Services, Inc. serves as the Funds’ transfer agent and dividend disbursing agent.

INTRUST Bank NA, serves as the custodian for the Hillcrest Small Cap Value Fund, JAForlines Global Tactical Allocation Fund, Kansas Tax-Exempt Bond Fund, and Carret Core Plus Fund.

UMB Bank NA serves as the custodian for the U.S. Inflation-Protected Fund.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Thaddeus (“Ted”) Leszczynksi as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

American Independence Funds Trust

Notes to Financial Statements (Continued)

3.	Related Party Transactions: (Continued)

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A share assets and Class C share assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A share assets and up to 0.75% of Class C share assets.

During the year ended October 31, 2017, a portion of the distribution or service fees were waived by the Adviser for the Class A shares assets. As of October 31, 2017, all Funds assessed the full 0.25% of distribution fees. As of October 31, 2017, the JAForlines Global Tactical Allocation Fund, Kansas Tax-Exempt Bond Fund, Carret Core Plus Fund, U.S. Inflation-Protected Fund, and Hillcrest Small Cap Value Fund were assessing 0.13%, 0.14%, 0.10%, 0.20%, and 0.13%, respectively, of the shareholder services fees.

The Trust, on behalf of the U.S. Inflation-Protected Fund, has adopted a non-12b-1 Shareholder Servicing Plan that allows its Premier Class Shares to pay a shareholder servicing fee from its assets for any activities relating to certain shareholder account administrative and servicing functions to agents. The expenditures to be made by the Fund pursuant to this Plan shall not exceed an annual rate of 0.15% of the average daily value of net assets represented by such shares.

Shareholder services fees on Class A shares of the Funds and Premier Class shares of the U.S. Inflation-Protected Fund paid to Manifold for the year ended October 31, 2017 were as follows:

	Class A	Premier Class
Hillcrest Small Cap Value Fund	$2,641	$ N/A
JAForlines Global Tactical Allocation Fund	69,336	N/A
Kansas Tax-Exempt Bond Fund	16,093	N/A
Carret Core Plus Fund	746	N/A
U.S. Inflation-Protected Fund	34,104	2,706

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, and U.S. Government securities) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Hillcrest Small Cap Value Fund	$4,056,013	$5,787,560
JAForlines Global Tactical Allocation Fund	169,034,765	153,542,680
Kansas Tax-Exempt Bond Fund	16,310,352	33,566,952
Carret Core Plus Fund	16,854,680	29,650,092

The cost of purchases and the proceeds from sales of U.S. Government securities for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Carret Core Plus Fund	$1,628,000	$19,636,299
U.S. Inflation-Protected Fund	424,307,897	488,781,919

During the year ended October 31, 2017, the American Independence U.S. Inflation-Protected Fund delivered certain portfolio securities valued at $116,234,814 as payment for Fund shares redeemed. These amounts are also included above in the proceeds from sales of securities for the Fund.

American Independence Funds Trust

Notes to Financial Statements (Continued)

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2014-2017 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended October 31, 2017, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Paid In Capital
Hillcrest Small Cap Value	$(11,067)	$11,067	$—
JAForlines Global Tactical Allocation	(267,791)	13,592	254,199
Kansas Tax-Exempt Bond	—	—	—
Carret Core Plus	126,512	(126,512)	—
U.S. Inflation-Protected	—	281,039	(281,039)

At October 31 2017, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Hillcrest Small Cap Value	$4,612,125	$601,982	$(113,466)	$488,516
JAForlines Global Tactical Allocation	127,462,110	10,628,483	(264,421)	10,364,062
Kansas Tax-Exempt Bond	174,214,254	6,578,111	(354,858)	6,223,253
Carret Core Plus	49,547,844	524,197	(199,235)	324,962
U.S. Inflation-Protected	210,244,738	268,583	(1,388,275)	(1,119,692)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

American Independence Funds Trust

Notes to Financial Statements (Continued)

7.	Federal Income Tax Information: (Continued)

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 were as follows:

	Hillcrest Small Cap Value		JAForlines Global Tactical Allocation		Kansas Tax-Exempt Bond
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary Income	$12,824	$1,177	$1,301,226	$1,234,579	$—	$308
Net long-term capital gains	—	—	—	—	—	—
Total taxable distributions	12,824	1,177	1,301,226	1,234,579	—	308
Tax exempt dividends	—	—	—	—	5,370,631	5,687,453
Total distributions paid	$12,824	$1,177	$1,301,226	$1,234,579	$5,370,631	$5,687,761

	Carret Core Plus Fund		U.S. Inflation-Protected Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary Income	$1,595,357	$2,525,783	$4,681,526	$1,512,953
Net long-term capital gains	112,394	770,441	—	—
Total taxable distributions	1,707,751	3,296,224	4,681,526	1,512,953
Tax exempt dividends	—	—	—	—
Total distributions paid	$1,707,751	$3,296,224	$4,681,526	$1,512,953

As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Hillcrest Small Cap Value Fund	JAForlines Global Tactical Allocation Fund	Kansas Tax-Exempt Bond Fund	Carret Core Plus Fund	U.S. Inflation- Protected Fund
Undistributed ordinary income	$334,827	$4,056,742	$72,211	$2,834	$1,442,026
Undistributed long-term capital gains	175,001	201,550	—	—	—
Tax accumulated earnings	509,828	4,258,292	72,211	2,834	1,442,026
Accumulated capital and other losses	—	—	(694,449)	(230,802)	(11,082,145)
Unrealized appreciation (depreciation) on investments	488,516	10,364,062	6,223,253	324,962	(1,119,692)
Total accumulated earnings (deficit)	$998,344	$14,622,354	$5,601,015	$96,994	$(10,759,811)

As of October 31, 2017, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Hillcrest Small Cap Value Fund	JAForlines Global Tactical Allocation Fund	Kansas Tax-Exempt Bond Fund	Carret Core Plus Fund	U.S. Inflation- Protected Fund
For losses expiring October 31,
2018	$—	$—	$48,637	$—	$—
2019	—	—	303,059	—	—
Not subject to expiration:
Short-term	—	—	342,753	230,802	1,549,396
Long-term	—	—	—	—	9,532,749
	$—	$—	$694,449	$230,802	$11,082,145

American Independence Funds Trust

Notes to Financial Statements (Continued)

7.	Federal Income Tax Information: (Continued)

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2017, the Hillcrest Small Cap Value Fund utilized $38,067 of short-term non-expiring capital loss carryover, the JAForlines Global Tactical Allocation Fund utilized $54,745 and $500,092 of short-term and long-term non-expiring capital loss carryover, respectively, and the Kansas Tax-Exempt Bond Fund utilized $46,961 of long-term non-expiring capital loss carryover.

Under The Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Act.

During the year ended October 31, 2017, the American Independence U.S. Inflation-Protected Fund delivered certain portfolio securities as payment for Fund shares redeemed. This transaction resulted in a realized capital loss of $281,039, none of which are taxable to the Fund, nor will result in increased capital gain distributions to existing shareholders.

8.	Financial Futures Contracts:

The U.S. Inflation-Protected Fund entered into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of U.S. Inflation-Protected Fund’s open futures contracts at October 31, 2017 are contained at the end of its Schedule of Portfolio Investments.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

9.	Investments in Derivatives:

The U.S. Inflation-Protected Fund made investments in derivative instruments which included futures transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2017. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Statements of Assets and Liabilities Location	Derivative Assets	Statements of Assets and Liabilities Location	Derivative Liabilities
U.S. Inflation-Protected Fund	Interest rate	Variation margin on futures contracts	$—	Variation margin	$3,209

American Independence Funds Trust

Notes to Financial Statements (Continued)

9.	Investments in Derivatives: (Continued)

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the year ended October 31, 2017. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Average Number of Contracts(a)	Average Notional Value(a)
U.S. Inflation-Protected Fund	Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized Appreciation (Depreciation) on futures contracts	$420,110	$(217,784)	444	$46,645,413

(a)	Average number of contracts and average notional value is based on the average of quarter end balances for the period October 31, 2016 to October 31, 2017.

10.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Funds’ custodians have been instructed to segregate all assets on a settled basis. A Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

11.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

12.	Subsequent Events:

Management has evaluated events and transactions after October 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

American Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust, comprising the American Independence Hillcrest Small Cap Value Fund, American Independence JAForlines Global Tactical Allocation Fund, American Independence Kansas Tax-Exempt Bond Fund, American Independence Carret Core Plus Fund, and the American Independence U.S. Inflation-Protected Fund (collectively, the Funds), including the schedules of investments as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the American Independence Kansas Tax-Exempt Bond Fund, American Independence Carret Core Plus Fund, and American Independence U.S. Inflation-Protected Fund; the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended October 31, 2017, and the period December 31, 2015 (commencement of operations) through October 31, 2016, for the American Independence Hillcrest Small Cap Value Fund; and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period September 20, 2013 (commencement of operations) through October 31, 2013, for the American Independence JAForlines Global Tactical Allocation Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the American Independence Funds Trust as of October 31, 2017, and the results of their operations, the changes in their net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 28, 2017

American Independence Funds Trust

Additional Fund Information (Unaudited)

Portfolio Summaries

The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2017:

American Independence Hillcrest Small Cap Value Fund
Portfolio Diversification	% of Net Assets
Financials	26.0%
Industrials	12.7
Information Technology	11.4
Real Estate	10.9
Consumer Discretionary	10.5
Health Care	6.5
Energy	6.2
Utilities	6.1
Materials	4.5
Consumer Staples	1.0
Short-Term Investment	4.4
Total Investments	100.2%
Liabilities in excess of other assets	(0.2)
Net Assets	100.0%

American Independence JAForlines Global Tactical Allocation Fund
Portfolio Diversification	% of Net Assets
International Equity Exchange Traded Products	29.8%
U.S. Fixed Income Exchange Traded Products	29.1
U.S. Equity Exchange Traded Products	23.0
International Fixed Income Exchange Traded Products	11.1
U.S. Alternative Exchange Traded Products	4.7
Short-Term Investment	2.1
Total Investments	99.8%
Other assets in excess of liabilities	0.2
Net Assets	100.0%

American Independence Kansas Tax-Exempt Bond Fund
Portfolio Diversification	% of Net Assets
Education	27.9%
General Obligation	21.1
Utilities	20.6
Health Care	16.0
Transportation	5.2
Tax Obligation	3.8
Housing	1.9
Other Revenue Bonds	1.1
Short-Term Investment	2.9
Total Investments	100.5%
Liabilities in excess of other assets	(0.5)
Net Assets	100.0%

American Independence Carret Core Plus Fund
Portfolio Diversification	% of Net Assets
Corporate Bonds	65.3%
U.S. Government Agency Pass-Through Securities	24.1
U.S. Treasury Obligations	4.2
Collateralized Mortgage Obligations	3.8
Commercial Mortgage-Backed Securities	1.5
Mortgage Derivatives – IO STRIPS	0.1
Short-Term Investment	0.4
Total Investments	99.4%
Other assets in excess of liabilities	0.6
Net Assets	100.0%

American Independence U.S. Inflation-Protected Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Notes	63.7%
U.S. Treasury Inflation-Indexed Bonds	35.0
Short-Term Investment	8.4
Total Investments	107.1%
Liabilities in excess of other assets	(7.1)
Net Assets	100.0%

American Independence Funds Trust

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2017 at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period* 5/1/2017- 10/31/2017	Expense Ratio During Period**† 5/1/2017- 10/31/2017
American Independence	Institutional Class Shares	$ 1,000.00	$ 1,027.20	$ 6.37	1.25%
Hillcrest Small Cap	Class A Shares	$ 1,000.00	$ 1,024.80	$ 8.30	1.63%
Value Fund	Class C Shares	$ 1,000.00	$ 1,021.80	$ 11.43	2.25%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,081.20	$ 4.97	0.95%
JAForlines Global	Class A Shares	$ 1,000.00	$ 1,079.60	$ 6.95	1.33%
Tactical Allocation Fund	Class C Shares	$ 1,000.00	$ 1,076.10	$ 10.18	1.95%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,012.90	$ 2.44	0.48%
Kansas Tax-Exempt	Class A Shares	$ 1,000.00	$ 1,010.90	$ 4.41	0.87%
Bond Fund	Class C Shares	$ 1,000.00	$ 1,006.90	$ 7.49	1.48%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,012.70	$ 2.28	0.45%
Carret Core Plus Fund	Class A Shares	$ 1,000.00	$ 1,011.90	$ 4.06	0.80%

American Independence	Institutional Class Shares	$ 1,000.00	$ 999.50	$ 1.61	0.32%
U.S. Inflation-Protected Fund	Premier Class Shares	$ 1,000.00	$ 998.80	$ 2.37	0.47%
	Class A Shares	$ 1,000.00	$ 997.10	$ 3.88	0.77%
	Class C Shares	$ 1,000.00	$ 994.60	$ 6.64	1.32%

*	Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).
**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds Trust

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period* 5/1/2017- 10/31/2017	Expense Ratio During Period**† 5/1/2017- 10/31/2017
American Independence	Institutional Class Shares	$ 1,000.00	$ 1,018.85	$ 6.34	1.25%
Hillcrest Small Cap	Class A Shares	$ 1,000.00	$ 1,016.94	$ 8.26	1.63%
Value Fund	Class C Shares	$ 1,000.00	$ 1,013.83	$ 11.39	2.25%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,020.36	$ 4.82	0.95%
JAForlines Global	Class A Shares	$ 1,000.00	$ 1,018.45	$ 6.75	1.33%
Tactical Allocation Fund	Class C Shares	$ 1,000.00	$ 1,015.33	$ 9.88	1.95%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,022.79	$ 2.45	0.48%
Kansas Tax-Exempt	Class A Shares	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Bond Fund	Class C Shares	$ 1,000.00	$ 1,017.74	$ 7.53	1.48%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Carret Core Plus Fund	Class A Shares	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%

American Independence	Institutional Class Shares	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%
U.S. Inflation-Protected Fund	Premier Class Shares	$ 1,000.00	$ 1,022.84	$ 2.40	0.47%
	Class A Shares	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
	Class C Shares	$ 1,000.00	$ 1,018.55	$ 6.72	1.32%

*	Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).
**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

For the fiscal year ended October 31, 2017, the Carret Core Plus Fund designates $112,394 as a 20% rate gain distribution for purposes of the dividends paid deduction. For Federal income tax purposes, the Kansas Tax-Exempt Bond Fund designates tax-exempt dividends of $5,370,631, or the amount determined to be necessary, for the year ended October 31, 2017.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2017, 13.33% and 1.42%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders of the Hillcrest Small Cap Value and JAForlines Global Tactical Allocation Funds.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Hillcrest Small Cap Value and JAForlines Global Tactical Allocation Funds designate income dividends of 14.48% and 27.30%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2017.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Board Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

Manifold Fund Advisors, LLC (“Manifold Fund Advisors” or “Adviser”) is the investment adviser to the American Independence Funds Trust (“Trust”), on behalf of the American Independence Carret Core Plus Fund (“Core Plus Fund”), American Independence Hillcrest Small Cap Value Fund (“Small Cap Value Fund”), American Independence JAForlines Global Tactical Allocation Fund (“Global Tactical Allocation Fund”), American Independence Kansas Tax-Exempt Bond Fund (“Kansas Fund”), and American Independence U.S. Inflation-Protected Fund (“Inflation-Protected Fund”), each a series of the Trust (each a “Fund” and together the “Funds”), pursuant to an Investment Advisory Agreement that was approved by shareholders of the Funds at Special Meeting of Shareholders held on November 27, 2015.

Information About the Adviser. On May 9, 2017, RiskX Investments, LLC (“RiskX Investments”) entered into a series of transactions pursuant to which RiskX Investments exchanged certain intellectual property and other assets held by RiskX Investments for cancellation of a promissory note and 40,006.26 Non-Voting Common Units of RiskX Investments. Also as part of these transactions, Manifold Partners LLC (“Manifold Partners”) received Non-Voting Common Units of RiskX Investments representing approximately 94% of the economic interest of RiskX Investments. The principal owner of Manifold Partners is The Chalice Fund L.P. (“Chalice”), a private equity fund managed and controlled by Grail Partners LLC (“Grail Partners”), the general partner of Chalice. In addition, Grail Partners and its related affiliates and subsidiaries (including Manifold Partners) currently holds approximately 97% of the economic interest in the Adviser and is deemed to “control” the Adviser (as that term is defined under the 1940 Act). Effective June 1, 2017, RiskX Investments, is known as Manifold Fund Advisors, LLC.

Information About Each of the Sub-Advisers. Each of the Sub-Advisers described below has entered into a Sub-Advisory Agreement, with Manifold Fund Advisors on behalf of each relevant Fund.

Hillcrest Asset Management, LLC (“Hillcrest”) is the sub-adviser to the Small Cap Value Fund and is headquartered at 2805 Dallas Pkwy #250, Plano, TX 75093. Grail Partners owned more 25% of the outstanding shares of Hillcrest and, therefore, is deemed to be a control person of Hillcrest.

J.A. Forlines, LLC is the sub-adviser to the JAForlines Global Tactical Allocation Fund and is located at 63 Forest Avenue, Suite #1, Locust Valley, New York, 11560.

Carret Asset Management, LLC is the sub-adviser to the Core Plus Fund and Kansas Fund and is headquartered at 320 Park Avenue, 18th Floor, New York, NY 10022.

BNP Paribas Asset Management USA, Inc. (“BNPPAM”) is the sub-adviser to the Inflation-Protected Fund and has New York offices located at 200 Park Avenue, New York, New York 10166. BNPPAM is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc., a New York corporation.

Annual Consideration and Approval of the Agreements. At an in-person Board of Trustees meeting held on September 20, 2017, the continuation of the Investment Advisory Agreement between Manifold Fund Advisors and the Trust, dated November 27, 2015, and the Sub-Advisory Agreements between Manifold Fund Advisors and each of the Sub-Advisers, on behalf of each of the Funds, were considered by the Board of Trustees for the Trust for an additional one-year term.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements for each of the Funds (collectively, “Agreements”), the Board, including the Trustees who are not interested persons of Manifold Fund Advisors (“Independent Trustees”), considered various materials and representations provided by Manifold Fund Advisors and each of the Sub-Advisers to the Board. With respect to this matter, the Independent Trustees were advised by independent legal counsel for the Independent Trustees (“Independent Counsel”). In reaching their decision, the Board, including the Independent Trustees, carefully considered the information that they received throughout the year as part of their regular oversight of the Trust, the Adviser and each of the Sub-Advisers and information provided by the Adviser and each of the Sub-Advisers in response for a request for information by Independent Counsel in connection with this annual review process.

At the meeting held on September 20, 2017, the Board of Trustees reached its determination with respect to Agreements based on the following factors: (1) the quality of the Adviser’s and each Sub-Adviser’s investment advisory and other services; (2) the Adviser’s and each Sub-Adviser’s investment management personnel and the effectiveness of their implementation of each Fund’s investment objectives and strategies; (3) the Adviser’s and each Sub-Adviser’s operations and financial condition; (4) the Adviser’s and each Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (5) the level of the fees that the Adviser and each Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) the Adviser’s representation that it will keep existing expense limitation agreements in effect until March 1, 2018; (7) each Fund’s overall fees and operating expenses compared with similar mutual funds; (8) the level of the Adviser’s and each Sub-Adviser’s profitability from its Fund-related operations; (9) the Adviser’s and each Sub-Adviser’s compliance systems, policies and procedures; (10) the Adviser’s and each Sub-Adviser’s reputation, expertise and resources in the financial markets; and (11) each Fund’s performance compared with similar mutual funds. The Board noted that no particular factor had more prominence in its consideration of whether to approve the continuation of each of the Agreements.

The Board of Trustees also determined that each of the Agreements is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved each of the Agreements.

American Independence Funds Trust

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 75 Virginia Road, Box 14, North White Plains, NY 10603 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Jeffrey Haas Age: 56	Chairman of the Board and Trustee	Indefinite, Since Inception	Professor of Law, New York Law School (since 1996).	5	None
George Mileusnic Age: 63	Trustee	Indefinite, Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	5	4 (1)
Dennis Foley (2) Age: 59	Trustee	Indefinite, 9/2016-Present	Treasurer and Chief Investment Officer at Weil, Gotshal & Manges	5	None
INTERESTED TRUSTEE
Darlene DeRemer (3) Age: 62	Interested Trustee	Indefinite, 11/2015-Present	Managing Partner and co-founder of Grail Partners (since 2005)	5	4 (4)
OFFICERS
Darlene DeRemer Age: 62	President and Chief Executive Officer of the Trust	Indefinite, 7/2017-Present	Managing Partner and co-founder of Grail Partners (since 2005)	N/A	N/A
Thaddeus (“Ted”) Leszczynski Age: 71	Chief Compliance Officer and Secretary	Indefinite, 2/2015-Present	Founding member of Compliance Solutions Associates LLC (since September 2009).	N/A	N/A
Terrance Gallagher Age: 59	Treasurer	Indefinite, 3/2016-Present	Executive Vice President, Director of Fund Accounting & Administration, UMB Fund Services, Inc. (since 2007).	N/A	N/A

(1)	Mr. Mileusnic also serves on the Board of Trustees for North American State Bank, New Market Bank, and two non-profit organizations.
(2)	On September 20, 2016, Mr. Foley was elected by the Trustees to serve as an Independent Trustee to the American Independence Funds Trust, subject to shareholder approval.
(3)	Ms. DeRemer is considered to be an Interested Trustee due to her position with Grail Partners, which is the investment adviser to The Chalice Fund, a private investment fund, which is a “control” person (as defined in the 1940 Act) of the Adviser of the Trust.
(4)	Ms. DeRemer also serves on the Board of Trustees for Syracuse University (and is chair of the Endowment Committee), ARK Investments LLC (board chair), United Capital Financial Adviser, LLC, and Hillcrest Capital Management, LLC.

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Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is with “filed herewith”.

(b)	During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2017 and 2016.

(a)	AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2017 and 2016 were $87,500 and $177,961, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2017 and 2016.

(c)	TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2017 and 2016 were $23,000 and $40,729, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2017 and 2016.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds Trust.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit 99CODE OF ETHICS.

(a)(2)	Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)	Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Independence Funds Trust

By (Signature and Title)

/s/ Darlene DeRemer
Darlene DeRemer
President

Date: January 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Darlene DeRemer
Darlene DeRemer
President

Date: January 4, 2018

By (Signature and Title)

/s/ Terrance P. Gallagher
Terrance P. Gallagher
Treasurer and Principal Financial Accounting Officer

Date: January 3, 2018